_____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): March 27, 1997


          TRYON MORTGAGE FUNDING, INC. (as sponsor under the Pool-ing and Servicing Agreement, dated as of March 1, 1997, providing for the issuance of the Tryon Mortgage Funding, Inc. Mortgage Pass-Through Certificates, Series 1997-1).


                       TRYON MORTGAGE FUNDING, INC.
       -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



     Delaware                         33-87402               56-193-0085
----------------------------        ------------          ------------------

(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)


100 North Tryon Street
Charlotte, North Carolina                                        28255
--------------------------                                    ----------
(Address of Principal                                         (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (704) 386-2400
                                                     -------------------

---------------------------------------------------------------------------
(Former Address:


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Item 5.  Other Events
         ------------

      On March 27, 1997, Tryon Mortgage Funding, Inc. (the "Sponsor") entered into a Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement"), by and among, the Sponsor, as sponsor, NationsBanc Mortgage Corporation, as master servicer (the "Master Servicer"), and PNC Bank, National Association, as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 The Pooling and Servicing Agreement, dated as of March 1, 1997, by and among, the Sponsor, the Master Servicer, and the Trustee, providing for the issuance of the Certificates.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

TRYON MORTGAGE FUNDING, INC.



By: /s/Robert Perret
    ---------------------------------
    Name:  Robert Perret
    Title: Senior Vice President


Dated:  March 27, 1997





                               Exhibit Index
                               -------------


Exhibit                                                                  Page
-------                                                                  ----

99.1.     Pooling and Servicing Agreement                                  5










                                                               EXECUTION COPY



===============================================================================


                        TRYON MORTGAGE FUNDING, INC.,

                                  as Sponsor


                      NATIONSBANC MORTGAGE CORPORATION,

                             as Master Servicer,


                                     and


                        PNC BANK, NATIONAL ASSOCIATION

                                  as Trustee




                       POOLING AND SERVICING AGREEMENT


                          Dated as of March 1, 1997

                           _______________________


                      Mortgage Pass-Through Certificates
                                Series 1997-1



===============================================================================




                              TABLE OF CONTENTS
                              -----------------

     Section                                                             Page
     -------                                                             ----

                                  ARTICLE I

                                 Definitions


     1.01.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
     Advance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
     Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
     Allocable Share  . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
     Amount Available for Senior Principal  . . . . . . . . . . . . . . . I-1
     Amount Held for Future Distribution  . . . . . . . . . . . . . . . . I-1
     Applicable Credit Support Percentage . . . . . . . . . . . . . . . . I-2
     Appraised Value  . . . . . . . . . . . . . . . . . . . . . . . . . . I-2
     Assignment of Mortgage . . . . . . . . . . . . . . . . . . . . . . . I-2
     Authenticating Agents  . . . . . . . . . . . . . . . . . . . . . . . I-2
     Available Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . I-2
     Bankruptcy Coverage Termination Date . . . . . . . . . . . . . . . . I-3
     Bankruptcy Loss  . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
     Book-Entry Certificate . . . . . . . . . . . . . . . . . . . . . . . I-3
     Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
     Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
     Certificate Balance  . . . . . . . . . . . . . . . . . . . . . . . . I-3
     Certificateholder  . . . . . . . . . . . . . . . . . . . . . . . . . I-3
     Certificate Owner  . . . . . . . . . . . . . . . . . . . . . . . . . I-3
     Certificate Register . . . . . . . . . . . . . . . . . . . . . . . . I-3
     Certificate Registrar  . . . . . . . . . . . . . . . . . . . . . . . I-4
     Class  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
     Class A-8 Percentage . . . . . . . . . . . . . . . . . . . . . . . . I-4
     Class A-8 Prepayment Percentage  . . . . . . . . . . . . . . . . . . I-4
     Class A-8 Principal Distribution Amount  . . . . . . . . . . . . . . I-4
     Class Certificate Balance  . . . . . . . . . . . . . . . . . . . . . I-4
     Class Interest Shortfall . . . . . . . . . . . . . . . . . . . . . . I-5
     Class Optimum Interest Distribution Amount . . . . . . . . . . . . . I-5
     Class P Deferred Amount  . . . . . . . . . . . . . . . . . . . . . . I-5
     Class Subordination Percentage . . . . . . . . . . . . . . . . . . . I-5
     Class Unpaid Interest Shortfall  . . . . . . . . . . . . . . . . . . I-5
     Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-5
     Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-5
     Collection Account . . . . . . . . . . . . . . . . . . . . . . . . . I-6
     Combined Prepayment Percentage . . . . . . . . . . . . . . . . . . . I-6
     Compensating Interest  . . . . . . . . . . . . . . . . . . . . . . . I-6
     Corporate Trust Office . . . . . . . . . . . . . . . . . . . . . . . I-6
     Corresponding Class of Certificates  . . . . . . . . . . . . . . . . I-6
     Current Bankruptcy Amount  . . . . . . . . . . . . . . . . . . . . . I-6
     Custodian  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-6
     Customary Servicing Procedures . . . . . . . . . . . . . . . . . . . I-6
     Cut-Off Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-6
     Cut-Off Date Pool Principal Balance  . . . . . . . . . . . . . . . . I-6
     Cut-Off Date Principal Balance . . . . . . . . . . . . . . . . . . . I-6
     Debt Service Reduction . . . . . . . . . . . . . . . . . . . . . . . I-7
     Debt Service Reduction Mortgage Loan . . . . . . . . . . . . . . . . I-7
     Defective Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . I-7
     Deficient Valuation  . . . . . . . . . . . . . . . . . . . . . . . . I-7
     Deficient Valuation Mortgage Loan  . . . . . . . . . . . . . . . . . I-7
     Definitive Certificates  . . . . . . . . . . . . . . . . . . . . . . I-7
     Denomination . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
     Depository . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
     Depository Participant . . . . . . . . . . . . . . . . . . . . . . . I-8
     Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . I-8
     Discount Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . I-8
     Distribution Account . . . . . . . . . . . . . . . . . . . . . . . . I-8
     Distribution Account Deposit Date  . . . . . . . . . . . . . . . . . I-8
     Distribution Date  . . . . . . . . . . . . . . . . . . . . . . . . . I-8
     Due Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
     Eligible Account . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
     ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
     ERISA-Restricted Certificate . . . . . . . . . . . . . . . . . . . . I-9
     Escrow Account . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
     Escrow Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
     Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
     Excess Loss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
     Excess Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
     Expense Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
     FDIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
     FHLMC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
     Final Distribution Date  . . . . . . . . . . . . . . . . . . . . .  I-10
     FIRREA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
     Fitch  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
     FNMA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
     Fraud Coverage Termination Date  . . . . . . . . . . . . . . . . .  I-10
     Fraud Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
     Fraud Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
     Fraud Loss Coverage Amount . . . . . . . . . . . . . . . . . . . .  I-10
     Fraud Loss Coverage Termination Date . . . . . . . . . . . . . . .  I-10
     Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
     Independent  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
     Initial Bankruptcy Coverage Amount . . . . . . . . . . . . . . . .  I-11
     Initial Class Certificate Balance  . . . . . . . . . . . . . . . .  I-11
     Initial Fraud Loss Coverage Amount . . . . . . . . . . . . . . . .  I-11
     Initial LIBOR Rate . . . . . . . . . . . . . . . . . . . . . . . .  I-11
     Initial Special Hazard Coverage Amount . . . . . . . . . . . . . .  I-11
     Insurance Policy . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
     Insurance Proceeds . . . . . . . . . . . . . . . . . . . . . . . .  I-11
     Insured Expenses . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
     Interest Accrual Period  . . . . . . . . . . . . . . . . . . . . .  I-11
     LIBOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
     LIBOR Certificates . . . . . . . . . . . . . . . . . . . . . . . .  I-11
     LIBOR Determination Date . . . . . . . . . . . . . . . . . . . . .  I-12
     ------------------------
     Liquidated Mortgage Loan . . . . . . . . . . . . . . . . . . . . .  I-12
     Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . . . .  I-12
     Loan-to-Value Ratio  . . . . . . . . . . . . . . . . . . . . . . .  I-12
     Master REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
     Master Servicer  . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
     Master Servicer Advance Date . . . . . . . . . . . . . . . . . . .  I-12
     Master Servicer Employees  . . . . . . . . . . . . . . . . . . . .  I-12
     Master Servicing Fee . . . . . . . . . . . . . . . . . . . . . . .  I-12
     Master Servicing Fee Rate  . . . . . . . . . . . . . . . . . . . .  I-13
     Monthly Payment  . . . . . . . . . . . . . . . . . . . . . . . . .  I-13
     Moody's  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-13
     Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-13
     Mortgage File  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-13
     Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . . . . .  I-13
     Mortgage Loan Schedule . . . . . . . . . . . . . . . . . . . . . .  I-13
     Mortgage Note  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
     Mortgage Rate  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
     Mortgaged Property . . . . . . . . . . . . . . . . . . . . . . . .  I-14
     Mortgagor  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
     Net Mortgage Rate  . . . . . . . . . . . . . . . . . . . . . . . .  I-14
     Net Prepayment Interest Shortfalls . . . . . . . . . . . . . . . .  I-15
     NMR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
     1933 Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
     Nonrecoverable Advance . . . . . . . . . . . . . . . . . . . . . .  I-15
     Non-Delay Certificates . . . . . . . . . . . . . . . . . . . . . .  I-15
     Non-PO Formula Principal Amount  . . . . . . . . . . . . . . . . .  I-15
     Non-PO Percentage  . . . . . . . . . . . . . . . . . . . . . . . .  I-15
     Non-U.S. Person  . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
     Notional Amount  . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
     Notional Amount Certificates . . . . . . . . . . . . . . . . . . .  I-16
     Offered Certificates . . . . . . . . . . . . . . . . . . . . . . .  I-16
     Officers' Certificate  . . . . . . . . . . . . . . . . . . . . . .  I-16
     Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . . .  I-16
     Original Applicable Credit Support Percentage  . . . . . . . . . .  I-16
     Original Mortgage Loans  . . . . . . . . . . . . . . . . . . . . .  I-16
     Original Subordinate Certificate Balance . . . . . . . . . . . . .  I-17
     OTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-17
     Outstanding Mortgage Loan  . . . . . . . . . . . . . . . . . . . .  I-17
     Ownership Interest . . . . . . . . . . . . . . . . . . . . . . . .  I-17
     Pass-Through Rate  . . . . . . . . . . . . . . . . . . . . . . . .  I-17
     Percentage Interest  . . . . . . . . . . . . . . . . . . . . . . .  I-17
     Permitted Investments  . . . . . . . . . . . . . . . . . . . . . .  I-17
     Permitted Transferee . . . . . . . . . . . . . . . . . . . . . . .  I-18
     Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
     Physical Certificates  . . . . . . . . . . . . . . . . . . . . . .  I-18
     PO Formula Principal Amount  . . . . . . . . . . . . . . . . . . .  I-18
     PO Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
     Pool Stated Principal Balance  . . . . . . . . . . . . . . . . . .  I-19
     Premium Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . .  I-19
     Prepayment Interest Shortfall  . . . . . . . . . . . . . . . . . .  I-19
     Primary Insurance Policy . . . . . . . . . . . . . . . . . . . . .  I-19
     Principal Only Certificates  . . . . . . . . . . . . . . . . . . .  I-19
     Principal Prepayment . . . . . . . . . . . . . . . . . . . . . . .  I-19
     Principal Prepayment in Full . . . . . . . . . . . . . . . . . . .  I-20
     Private Certificates . . . . . . . . . . . . . . . . . . . . . . .  I-20
     Pro Rata Share . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
     Prospectus . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
     Prospectus Supplement  . . . . . . . . . . . . . . . . . . . . . .  I-20
     PTCE 95-60 . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
     Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
     Rating Agency  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
     Realized Loss  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
     Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-21
     Reference Bank . . . . . . . . . . . . . . . . . . . . . . . . . .  I-21
     Regular Certificate  . . . . . . . . . . . . . . . . . . . . . . .  I-21
     Relief Act . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-21
     Relief Act Reductions  . . . . . . . . . . . . . . . . . . . . . .  I-21
     REMIC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-21
     REMIC Certificate Maturity Date  . . . . . . . . . . . . . . . . .  I-21
     REMIC Change of Law  . . . . . . . . . . . . . . . . . . . . . . .  I-22
     REMIC Provisions . . . . . . . . . . . . . . . . . . . . . . . . .  I-22
     REO Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-22
     REO Property . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-22
     Request for Release  . . . . . . . . . . . . . . . . . . . . . . .  I-22
     Required Coupon  . . . . . . . . . . . . . . . . . . . . . . . . .  I-22
     Required Insurance Policy  . . . . . . . . . . . . . . . . . . . .  I-22
     Reserve Interest Rate  . . . . . . . . . . . . . . . . . . . . . .  I-22
     Residual Certificate . . . . . . . . . . . . . . . . . . . . . . .  I-22
     Responsible Officer  . . . . . . . . . . . . . . . . . . . . . . .  I-22
     Restricted Classes . . . . . . . . . . . . . . . . . . . . . . . .  I-22
     Sale Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .  I-22
     Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-22
     Senior Certificate . . . . . . . . . . . . . . . . . . . . . . . .  I-23
     Senior Credit Support Termination Date . . . . . . . . . . . . . .  I-23
     Senior Percentage  . . . . . . . . . . . . . . . . . . . . . . . .  I-23
     Senior Prepayment Percentage . . . . . . . . . . . . . . . . . . .  I-23
     Senior Principal Distribution Amount . . . . . . . . . . . . . . .  I-23
     Senior Step Down Conditions  . . . . . . . . . . . . . . . . . . .  I-24
     Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
     Servicer Mortgage File . . . . . . . . . . . . . . . . . . . . . .  I-24
     Servicing Advances . . . . . . . . . . . . . . . . . . . . . . . .  I-24
     Servicing Agreement  . . . . . . . . . . . . . . . . . . . . . . .  I-25
     Servicing Officer  . . . . . . . . . . . . . . . . . . . . . . . .  I-25
     Special Hazard Coverage Termination Date . . . . . . . . . . . . .  I-25
     Special Hazard Event . . . . . . . . . . . . . . . . . . . . . . .  I-25
     Special Hazard Loss Coverage Amount  . . . . . . . . . . . . . . .  I-26
     Special Hazard Mortgage Loan . . . . . . . . . . . . . . . . . . .  I-26
     Sponsor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
     Startup Day  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
     Stated Principal Balance . . . . . . . . . . . . . . . . . . . . .  I-26
     Subordinate Certificate  . . . . . . . . . . . . . . . . . . . . .  I-27
     Subordinate Percentage . . . . . . . . . . . . . . . . . . . . . .  I-27
     Subordinate Prepayment Percentage  . . . . . . . . . . . . . . . .  I-27
     Subordinate Principal Distribution Amount  . . . . . . . . . . . .  I-27
     Subsidiary REMIC . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
     Subsidiary REMIC Interest  . . . . . . . . . . . . . . . . . . . .  I-27
     Subsidiary REMIC Regular Interest  . . . . . . . . . . . . . . . .  I-27
     Substitute Mortgage Loan . . . . . . . . . . . . . . . . . . . . .  I-27
     Substitution Adjustment Amount . . . . . . . . . . . . . . . . . .  I-28
     Tax Matters Person . . . . . . . . . . . . . . . . . . . . . . . .  I-28
     Tax Matters Person Certificate . . . . . . . . . . . . . . . . . .  I-28
     Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
     Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
     Trustee Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
     Trustee Fee Rate . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
     Underwriter  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
     Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
     1.02.  Interest Calculations . . . . . . . . . . . . . . . . . . .  I-29

                                  ARTICLE II

                        Conveyance of Mortgage Loans;
                      Original Issuance of Certificates

     2.01.  Conveyance of Mortgage Loans  . . . . . . . . . . . . . . .  II-1
     2.02.  Acceptance by the Trustee of the Mortgage Loans . . . . . .  II-3
     2.03.  Representations, Warranties and Covenants of the
               Seller and the Master Servicer . . . . . . . . . . . . .  II-5
     2.04.  Representations and Warranties of the Sponsor as
               to the Mortgage Loans  . . . . . . . . . . . . . . . . .  II-7
     2.05.  Designation of Interests in REMIC . . . . . . . . . . . . .  II-8
     2.06.  Designation of Start-up Day . . . . . . . . . . . . . . . .  II-8
     2.07.  REMIC Certificate Maturity Date . . . . . . . . . . . . . .  II-8
     2.08.  Repurchases for Tax Violations  . . . . . . . . . . . . . .  II-8
     2.09.  Execution and Delivery of Certificates  . . . . . . . . . .  II-8

                                 ARTICLE III

                         Administration and Servicing
                              of Mortgage Loans

     3.01.  Master Servicer to Service Mortgage Loans . . . . . . . . . III-1
     3.02.  Subservicing; Enforcement of the Obligations of
               Servicers  . . . . . . . . . . . . . . . . . . . . . . . III-2
     3.03.  Fidelity Bond; Errors and Omissions Insurance . . . . . . . III-3
     3.04.  Access to Certain Documentation . . . . . . . . . . . . . . III-4
     3.05.  Maintenance of Primary Mortgage Insurance
               Policy; Claims . . . . . . . . . . . . . . . . . . . . . III-4
     3.06.  Rights of the Sponsor and the Trustee in
               Respect of the Master Servicer . . . . . . . . . . . . . III-5
     3.07.  Trustee to Act as Master Servicer . . . . . . . . . . . . . III-5
     3.08.  Collection of Mortgage Loan Payments;
               Collection Account and Distribution Account  . . . . . . III-6
     3.09.  Collection of Taxes, Assessments and Similar
               Items; Escrow Accounts . . . . . . . . . . . . . . . . . III-9
     3.10.  Access to Certain Documentation and
               Information Regarding the Mortgage Loans . . . . . . .  III-11
     3.11.  Permitted Withdrawals from the Collection
               Account and Distribution Account . . . . . . . . . . .  III-11
     3.12.  Maintenance of Hazard Insurance . . . . . . . . . . . . .  III-13
     3.13.  Enforcement of Due-On-Sale Clauses;
               Assumption Agreements  . . . . . . . . . . . . . . . .  III-14
     3.14.  Realization Upon Defaulted Mortgage Loans;
               REO Property . . . . . . . . . . . . . . . . . . . . .  III-16
     3.15.  Trustee to Cooperate; Release of Mortgage
               Files  . . . . . . . . . . . . . . . . . . . . . . . .  III-18
     3.16.  Documents, Records and Funds in Possession
               of the Master Servicer to be Held for
               the Trustee  . . . . . . . . . . . . . . . . . . . . .  III-20
     3.17.  Servicing Compensation  . . . . . . . . . . . . . . . . .  III-20
     3.18.  Annual Statement as to Compliance . . . . . . . . . . . .  III-21
     3.19.  Annual Independent Public Accountants'
               Servicing Statement; Financial Statements  . . . . . .  III-21
     3.20.  Advances  . . . . . . . . . . . . . . . . . . . . . . . .  III-21
     3.21.  Modifications, Waivers, Amendments and Consents . . . . .  III-22
     3.22.  Reports to the Securities and Exchange
               Commission . . . . . . . . . . . . . . . . . . . . . .  III-23

                                  ARTICLE IV

                        Master Servicer's Certificate

     4.01.  Master Servicer's Certificate . . . . . . . . . . . . . . .  IV-1

                                  ARTICLE V

                          Payments and Statements to
                     Certificateholders; REMIC Servicing

     5.01.  Distributions . . . . . . . . . . . . . . . . . . . . . . . . V-1
     5.02.  Priorities of Distribution  . . . . . . . . . . . . . . . . . V-1
     5.03.  Allocation of Losses  . . . . . . . . . . . . . . . . . . . . V-6
     5.04.  Statements to Certificateholders  . . . . . . . . . . . . . . V-7
     5.05.  Tax Returns and Reports to Certificateholders . . . . . . . . V-9
     5.06.  Tax Matters Person  . . . . . . . . . . . . . . . . . . . .  V-10
     5.07.  Rights of the Tax Matters Person in Respect of
               the Trustee  . . . . . . . . . . . . . . . . . . . . . .  V-10
     5.08.  REMIC Related Covenants . . . . . . . . . . . . . . . . . .  V-10
     5.09.  Determination of Pass-Through Rates for LIBOR
               Certificates . . . . . . . . . . . . . . . . . . . . . .  V-12

                                  ARTICLE VI

                               The Certificates

     6.01.  The Certificates  . . . . . . . . . . . . . . . . . . . . .  VI-1
     6.02.  Registration of Transfer and Exchange of
               Certificates . . . . . . . . . . . . . . . . . . . . . .  VI-1
     6.03.  Mutilated, Destroyed, Lost or Stolen
               Certificates . . . . . . . . . . . . . . . . . . . . . .  VI-7
     6.04.  Persons Deemed Owners . . . . . . . . . . . . . . . . . . .  VI-7

                                 ARTICLE VII

                     The Sponsor and the Master Servicer

     7.01.  Respective Liabilities of the Sponsor and the
               Master Servicer  . . . . . . . . . . . . . . . . . . . . VII-1
     7.02.  Merger or Consolidation of the Sponsor or the
               Master Servicer  . . . . . . . . . . . . . . . . . . . . VII-1
     7.03.  Limitation on Liability of the Sponsor, the
               Master Servicer and Others . . . . . . . . . . . . . . . VII-1
     7.04.  Sponsor and Master Servicer Not to Resign . . . . . . . . . VII-2

                                 ARTICLE VIII

                                   Default

     8.01.  Events of Default . . . . . . . . . . . . . . . . . . . .  VIII-1
     8.02.  Remedies of Trustee . . . . . . . . . . . . . . . . . . .  VIII-2
     8.03.  Directions by Certificateholders and Duties of
               Trustee During Event of Default  . . . . . . . . . . .  VIII-3
     8.04.  Action upon Certain Failures of the Master
               Servicer and upon Event of Default . . . . . . . . . .  VIII-3
     8.05.  Trustee to Act; Appointment of Successor  . . . . . . . .  VIII-3
     8.06.  Notification to Certificateholders  . . . . . . . . . . .  VIII-4

                                  ARTICLE IX

                                 The Trustee

     9.01.  Duties of Trustee . . . . . . . . . . . . . . . . . . . . .  IX-1
     9.02.  Certain Matters Affecting the Trustee . . . . . . . . . . .  IX-2
     9.03.  Trustee Not Liable for Certificates . . . . . . . . . . . .  IX-3
     9.04.  Trustee May Own Certificates  . . . . . . . . . . . . . . .  IX-3
     9.05.  Eligibility Requirements for Trustee  . . . . . . . . . . .  IX-3
     9.06.  Resignation and Removal of Trustee  . . . . . . . . . . . .  IX-4
     9.07.  Successor Trustee . . . . . . . . . . . . . . . . . . . . .  IX-5
     9.08.  Merger or Consolidation of Trustee  . . . . . . . . . . . .  IX-5
     9.09.  Appointment of Co-Trustee or Separate Trustee . . . . . . .  IX-6
     9.10.  Authenticating Agents . . . . . . . . . . . . . . . . . . .  IX-7
     9.11.  Trustee's Fees and Expenses . . . . . . . . . . . . . . . .  IX-8
     9.12.  Tax Returns . . . . . . . . . . . . . . . . . . . . . . . .  IX-8
     9.13.  Paying Agents . . . . . . . . . . . . . . . . . . . . . . .  IX-8

                                  ARTICLE X

                                  Termination

     10.01.  Termination upon Purchase by the Sponsor or
               Liquidation of All Mortgage Loans  . . . . . . . . . . . . X-1
     10.02.  Additional Termination Requirements  . . . . . . . . . . . . X-3


                                  ARTICLE XI

                           Miscellaneous Provisions

     11.01.  Amendment  . . . . . . . . . . . . . . . . . . . . . . . .  XI-1
     11.02.  Recordation of Agreement . . . . . . . . . . . . . . . . .  XI-2
     11.03.  Limitation on Rights of Certificateholders . . . . . . . .  XI-2
     11.04.  Governing Law  . . . . . . . . . . . . . . . . . . . . . .  XI-3
     11.05.  Notices  . . . . . . . . . . . . . . . . . . . . . . . . .  XI-3
     11.06.  Severability of Provisions . . . . . . . . . . . . . . . .  XI-4
     11.07.  Certificates Nonassessable and Fully Paid  . . . . . . . .  XI-4
     11.08.  Access to List of Certificateholders.  . . . . . . . . . .  XI-4

                                   EXHIBITS

Exhibit A   -  Form of Face of Senior Certificates  . . . . . . . . . . . A-1

Exhibit B   -  Form of Face of Residual Certificates  . . . . . . . . . . B-1

Exhibit C   -  (Reserved) . . . . . . . . . . . . . . . . . . . . . . . . C-1

Exhibit D   -  Form of Face of Subordinate Certificate  . . . . . . . . . D-1

Exhibit E -    Form of Reverse of all Certificates  . . . . . . . . . . . E-1

Exhibit F -    Mortgage Loan Schedule . . . . . . . . . . . . . . . . . . F-1

Exhibit G   -  Sale Agreements  . . . . . . . . . . . . . . . . . . . . . G-1

Exhibit H   -  Request for Release of Documents . . . . . . . . . . . . . H-1

Exhibit I   -  Form of Affidavit regarding Transfer of
               Residual Certificates pursuant
               to Section 6.02  . . . . . . . . . . . . . . . . . . . . . I-1

Exhibit 1      Certain Definitions from Article I of the Agreement

Exhibit 2      Excerpt from Section 6.02 of the Agreement

Exhibit J   -  Form of Investment Letter  . . . . . . . . . . . . . . . . J-1

Exhibit K   -  Form of Master Servicer's Certificate  . . . . . . . . . . K-1

Exhibit L   -  Form of Opinion of Counsel pursuant to
               Section 6.02 . . . . . . . . . . . . . . . . . . . . . . . L-1

Exhibit M   -  Contents of Servicer Mortgage File . . . . . . . . . . . . M-1

Exhibit N   -  Form of Certification of Establishment of
               Account  . . . . . . . . . . . . . . . . . . . . . . . . . N-1

Exhibit O   -  Form of Custodial Agreement  . . . . . . . . . . . . . . . O-1


                                  SCHEDULES

Schedule I:    Representations and Warranties of the Master Servicer

Schedule II:   Representations and Warranties as to the Mortgage Loans




     THIS POOLING AND SERVICING AGREEMENT, dated as of March 1, 1997, among Tryon Mortgage Funding, Inc., as sponsor (together with its permitted successors and assigns, the "Sponsor"), NationsBanc Mortgage Corporation, as master servicer (together with its permitted successors and assigns, the "Master Servicer") and PNC Bank, National Association, as trustee (together with its permitted successors and assigns, the "Trustee").

                        W I T N E S S E T H  T H A T:
                        ----------------------------

     In consideration of the mutual agreements herein contained, the Sponsor, the Master Servicer and the Trustee agree as follows:

                            PRELIMINARY STATEMENT

     The Sponsor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund for federal income tax purposes will consist of two REMICs. The Subsidiary REMIC will consist of all of the assets constituting the Trust Fund and will be evidenced by the Subsidiary REMIC Regular Interests (which will be uncertificated and will represent the "regular interests" in the Subsidiary REMIC) and the Class R-I Certificates as the single "residual interest" in the Subsidiary REMIC. The Trustee will hold the Subsidiary REMIC Regular Interests. The Master REMIC will consist of the Subsidiary REMIC Regular Interests and will be evidenced by the Regular Certificates (which will represent the "regular interests" in the Master REMIC) and the Class R-II Certificate as the single "residual interest" in the Master REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust Fund. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

     The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination and, in addition, one Residual Certificate of each Class of Residual Certificates representing the Tax Matters Person Certificate may be issued in a different amount):



                Initial                                              Integral
                 Class                                               Multiples
              Certificate     Pass-Through         Minimum           in Excess
                Balance           Rate           Denomination       of Minimum
              ------------    -------------      ------------       ----------

Class A-1     $31,185,929         7.00%             $10,000              $1
Class A-2     $12,107,857         7.25%             $10,000              $1
Class A-3     $13,893,799         7.50%             $10,000              $1
Class A-4     $24,000,000         7.50%             $10,000              $1
Class A-5     $ 8,341,459         7.50%             $10,000              $1
Class A-6     $ 7,683,000         7.50%             $10,000              $1
Class A-7     $10,904,258         7.50%             $10,000              $1
Class A-8     $21,750,000         7.50%             $10,000              $1
Class F       $12,413,285           (1)             $25,000              $1
Class S           (2)               (2)             $25,000(6)           $1
Class P       $   974,317           (3)             $25,000              $1
Class X           (4)               (5)             $25,000(6)           $1
Class R-I     $       100         7.50%                $100             N/A
Class R-II    $       100         7.50%                $100             N/A
Class B-1     $ 2,625,076         7.50%             $25,000              $1
Class B-2     $ 1,500,044         7.50%             $25,000              $1
Class B-3     $ 1,125,033         7.50%             $25,000              $1
Class B-4     $   450,013         7.50%             $25,000              $1
Class B-5     $   525,016         7.50%             $25,000              $1
Class B-6     $   525,016         7.50%             $25,000              $1

_______________

(1) The Class F Certificates will bear interest at 5.8750% per annum during the first Interest Accrual Period. During each subsequent Interest Accrual Period, the Class F Certificates will bear interest at the per annum rate equal to the sum of (a) LIBOR and (b) 0.50%, subject to a minimum Pass-Through Rate of 0.50% per annum and a maximum Pass-Through Rate of 9.00% per annum.
(2) The Class S Certificates will be Notional Amount Certificates, will have no Class Certificate Balance and bear interest on the Class S Notional Amount (initially, $12,413,285). The Pass-Through Rate for the Class S Certificates for the first Distribution Date is 3.1250% per annum. The Pass-Through Rate for the Class S Certificates will be equal to the per annum rate equal to the excess of (a) 8.50% per annum over (b) LIBOR, subject to a minimum Pass-Through Rate of 0% and a maximum Pass-Through Rate of 8.50% per annum.
(3) The Class P Certificates will be Principal Only Certificates and will not bear interest.
(4) The Class X Certificates will be Notional Amount Certificates, will have no Class Certificate Balance and will bear interest on the Class X Notional Amount (initially, $150,004,302.82).
(5) The Pass-Through Rate for the Class X Certificates for any Distribution Date will be equal to the per annum rate equal to the weighted average for all Mortgage Loans of the excess of (a) the Net Mortgage Rate then in effect for each Mortgage Loan over (b) 7.50%. The Pass-Through Rate for the Class X Certificates for the first Distribution Date is 0.2891% per annum.
(6)  The minimum denomination is based on the Notional Amount.




     Principal of and interest on the Subsidiary REMIC Regular Interests and the Class R-I Certificate shall be allocated to the Corresponding Classes of Certificates in the manner set forth in the following table:

                     Corresponding Class of Certificates(1)

Subsidiary       Initial
  REMIC         Principal      Interest     Allocation        Allocation
 Balance         Balance         Rate      of Principal      of Interest

    1         $31,185,929        7.00%          A-1               A-1
    2         $12,107,857        7.25%          A-2               A-2
    3         $13,893,799        7.50%          A-3               A-3
    4         $24,000,000        7.50%          A-4               A-4
    5         $ 8,341,459        7.50%          A-5               A-5
    6         $ 7,683,000        7.50%          A-6               A-6
    7         $10,904,258        7.50%          A-7               A-7
    8         $21,750,000        7.50%          A-8               A-8
    9         $12,413,285        9.00%           F                F, S
   10         $ 2,625,076        7.50%          B-1               B-1
   11         $ 1,500,044        7.50%          B-2               B-2
   12         $ 1,125,033        7.50%          B-3               B-3
   13         $   450,013        7.50%          B-4               B-4
   14         $   525,016        7.50%          B-5               B-5
   15         $   525,016        7.50%          B-6               B-6
   16         $   974,317         (3)            P                 --
   17               (4)           (5)            --                X
   R-I        $       100        7.50%          R-I               R-I
   18         $       100        7.50%          R-II              R-II


______________________
(1) The amount of principal and, except in the case of Subsidiary REMIC Regular Interest 16, interest allocable from a Subsidiary REMIC Regular Interest to its Corresponding Class or Classes of Certificates on any Distribution Date shall be 100%.
(2) Interest on Subsidiary REMIC Regular Interest 9 will be allocated to the Class F Certificates and the Class S Certificates on a pro rata basis in accordance with their respective Pass-Through Rates.
(3) Subsidiary REMIC Regular Interest 16 will be a principal only Subsidiary REMIC Regular Interest and will not bear interest.
(4) Subsidiary REMIC Regular Interest 17 will have no principal balance and will bear interest on its notional amount. The notional amount of Subsidiary REMIC Regular Interest 17 with respect to any Distribution Date will be equal to the Class X Notional Amount for such Distribution Date.
(5) The Interest Rate for Subsidiary REMIC Interest 17 for any Distribution Date will be equal to the Pass-Through Rate applicable to the Class X Certificates for such Distribution Date.



     Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates       All  Classes  of  Certificates  other than  the
                              Physical Certificates.

Class A Certificates          Class A-1,  Class A-2,  Class  A-3, Class  A-4,
                              Class A-5, Class  A-6, Class A-7 and  Class A-8
                              Certificates.

Class B Certificates          Class  B-1, Class  B-2, Class  B-3, Class  B-4,
                              Class B-5 and Class B-6 Certificates.

Class R Certificates          Class R-I and Class R-II Certificates.

Delay Certificates            All interest-bearing  Classes of  Certificates
                              other than the Non-Delay Certificates, if any.

ERISA-Restricted
  Certificates                The Subordinate and Class R Certificates.

Floating Rate Certificates    Class F Certificates.

Inverse Floating Rate
  Certificates                Class S Certificates.

LIBOR Certificates            Class F and Class S Certificates.

Non-Delay Certificates        Class F and Class S Certificates.

Notional Amount
  Certificates                Class S and Class X Certificates.

Offered Certificates          All  Classes  of  Certificates  other than  the
                              Private Certificates.

Physical Certificates         The  Residual  Certificates   and  the  Private
                              Certificates.

Principal Only Certificates   Class P Certificates.

Private Certificates          Class   B-4,   Class    B-5   and   Class   B-6
                              Certificates.

Rating Agencies               Moody's and Fitch.

Regular Certificates          Class  A  Certificates, Class  B Certificates,
                              Class  F  Certificates, Class  P  Certificates,
                              Class S Certificates and Class X Certificates.

Residual Certificates         Class R Certificates.

Senior Certificates           Class  A, Class  P, Class  X, Class F,  Class S
                              and Class R Certificates.

Subordinate Certificates      The Class B Certificates.



                                  ARTICLE I

                                 Definitions


     Section 1.01. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Advance:  The payment required to be made by the Master Servicer with
     -------
respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Master Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such
                                   ----
delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if advanced.

     Agreement:  This Pooling and Servicing Agreement and all amendments
     ---------
hereof and supplements hereto.

     Allocable Share:  As to any Distribution Date and any Mortgage Loan (i)
     ---------------
with respect to the Class X Certificates, (a) the ratio that (x) the excess, if any, of the Net Mortgage Rate with respect to such Mortgage Loan over the Required Coupon bears to (y) such Net Mortgage Rate or (b) if the Net Mortgage Rate with respect to such Mortgage Loan does not exceed the Required Coupon, zero, (ii) with respect to the Class P Certificates, zero and
(iii) with respect to each other Class of Certificates, the product of (a) the lesser of (I) the ratio that the Required Coupon bears to such Net Mortgage Rate and (II) one, multiplied by (b) the ratio that the amount calculated with respect to such Distribution Date for such Class pursuant to clause (i) of the definition of Class Optimum Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 5.02(c)) bears to the amount calculated with respect to such Distribution Date for all Classes of Certificates pursuant to clause (i) of the definition of Class Optimum Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 5.02(c)).

     Amount Available for Senior Principal:  As to any Distribution Date,
     -------------------------------------
Available Funds for such Distribution Date reduced by the aggregate amount distributable on such Distribution Date in respect of interest on the Senior Certificates pursuant to Section 5.02(a)(i).

     Amount Held for Future Distribution:  As to any Distribution Date, the
     -----------------------------------
total of the amounts held in the Collection Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

     Applicable Credit Support Percentage:  As defined in Section 5.02(d).
     ------------------------------------

     Appraised Value:  With respect to any Mortgaged Property, the lesser of
     ---------------
(i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of FNMA or FHLMC, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a
                                   --------  -------
Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgaged Loan by an appraiser who met the minimum requirements of FNMA or FHLMC.

     Assignment:  Any of the Assignments of Mortgage Loan Sale Agreements,
     ----------
dated March 27, 1997, among the Seller, NationsBanc Mortgage Capital Corporation and the Sponsor, relating to the assignment of all rights, title and interest of NationsBanc Mortgage Capital Corporation under the Sale Agreements to the Sponsor.

     Assignment of Mortgage:  An individual assignment of the Mortgage,
     ----------------------
notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

     Authenticating Agents:  As defined in Section 9.10.
     ---------------------

     Available Funds:  As to any Distribution Date, the excess of (A) the sum
     ---------------
of (i) the aggregate of (a) interest portion of any Monthly Payment (net of the Master Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (b) all Advances made by the Master Servicer in respect of such Distribution Date deposited to the Collection Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Collection Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Collection Account pursuant to
Section 3.08(b) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date and (v) any other amounts in the Collection Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over (B) any amounts permitted to be withdrawn from the
 Collection Account pursuant to clauses (i) - (vii), inclusive, of Section 3.11(a) and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) - (ii), inclusive, of Section 3.11(b).

     Bankruptcy Coverage Termination Date:  The point of time at which the
     ------------------------------------
Current Bankruptcy Amount is reduced to zero.

     Bankruptcy Loss:  Any Deficient Valuation or Debt Service Reduction.
      ---------------

     Book-Entry Certificate:  As specified in the Preliminary Statement.
     ----------------------

     Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a
     ------------
day on which banking institutions in the State of North Carolina or in the state where the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

     Certificate:  Any Regular Certificate or Residual Certificate.
     -----------

     Certificate Balance:  With respect to any Certificate at any date, the
     -------------------
maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus the sum of (i) all distributions of principal previously made with respect thereto and (ii) all Realized Losses allocated thereto and, in the case of any Subordinate Certificates, all other reductions in Certificate Balance previously allocated thereto pursuant to Section 5.03.

     Certificateholder:  The Person in whose name a Certificate is registered
     -----------------
in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Sponsor, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

     Certificate Owner:  With respect to a Book-Entry Certificate, the person
     -----------------
who is the beneficial owner of a Book-Entry Certificate.

     Certificate Register:  The register maintained pursuant to Section 6.02.
     --------------------

     Certificate Registrar:  The registrar appointed pursuant to Section
     ---------------------
6.02.

     Class:  As to the Certificates, the Class A-1, Class A-2, Class A-3,
     -----
Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class X, Class F, Class S, Class P, Class R-I, Class R-II, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

     Class A-8 Percentage: As to any Distribution Date, the percentage
     --------------------
carried six places rounded up equivalent of a fraction the numerator of which is the Class Certificate Balance of the Class A-8 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates (other than the Class P Certificates) immediately prior to such date.

     Class A-8 Prepayment Percentage: As to any Distribution Date, the
     -------------------------------
product of (i) a fraction, expressed as a percentage carried six places rounded up, the numerator of which is the Class Certificate Balance of the Class A-8 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of the Class A-8 Certificates and the Subordinate Certificates immediately prior to such Distribution Date and (ii) the Combined Prepayment Percentage.

     Class A-8 Principal Distribution Amount: As to any Distribution Date,
     ---------------------------------------
the sum of (i) the Class A-8 Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date, (ii) with respect to any Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the lesser of (x) the Class A-8 Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Mortgage Loan and (y) either (A) the Class A-8 Prepayment Percentage, if the Class A-8 Prepayment Percentage is greater than 0%, or if the Class A-8 Prepayment Percentage equals 0%, the percentage obtained by dividing the Class A-8 Percentage by the sum of the Senior Percentage and the Class A-8 Percentage or (B) if an Excess Loss was sustained with respect to such Liquidated Mortgage Loan during such preceding calendar month, the Class A-8 Percentage of the applicable Non-PO Percentage of the portion of Liquidation Proceeds that are allocable to principal received with respect to such Mortgage Loan during such preceding calendar month and (iii) the Class A-8 Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clause (f) of the definition "Non-PO Formula Principal Amount" for such Distribution Date.

     Class Certificate Balance:  With respect to any Class and as to any date
     -------------------------
of   determination,  the  aggregate  of   the  Certificate  Balances  of  all
Certificates of such Class as of such date.

     Class Interest Shortfall:  As to any Distribution Date and Class, the
     ------------------------
amount by which the amount described in clause (i) of the definition of Class Optimum Interest Distribution Amount for the related Class exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to such clause (i).

     Class Optimum Interest Distribution Amount:  As to any Distribution Date
     ------------------------------------------
and interest-bearing Class, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the applicable Class Certificate Balance or Notional Amount, as applicable, subject to reduction pursuant to Section 5.02(c), and (ii) any Class Unpaid Interest Shortfall for such Class.

     Class P Deferred Amount:  As to any Distribution Date, the aggregate of
     -----------------------
the applicable PO Percentage of each Realized Loss, other than the Excess Loss, to be allocated to the Class P Certificates on such Distribution Date, if such Distribution Date is prior to the Senior Credit Support Depletion Date or previously allocated to the Class P Certificates and not yet paid to the Holders of the Class P Certificates pursuant to Section 5.02(a)(iii).

     Class S Notional Amount:  As to any Distribution Date and the Class S
     -----------------------
Certificates, the Class Certificate Balance of the Class F Certificates immediately prior to such date.

     Class Subordination Percentage:  With respect to any Distribution Date
     ------------------------------
and each Class of Subordinate Certificates, the quotient (expressed as a percentage) of (a) the Class Certificate Balance of such Class of Subordinate Certificates immediately prior to such Distribution Date divided by (b) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Certificates.

      Class Unpaid Interest Shortfall:  As to any Distribution Date and each
     -------------------------------
Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause
(ii) of the definition of Class Optimum Interest Distribution Amount.

     Class X Notional Amount:  As to any Distribution Date and the Class X
     -----------------------
Certificates, the aggregate of the Stated Principal Balances of the Mortgage Loans as of the Due Date in the month of such Distribution Date (prior to giving effect to any Monthly Payments due on such Mortgage Loans on such Due
Date).

     Closing Date:  March 27, 1997.
     ------------

     Code:  The Internal Revenue Code of 1986, as the same may be amended
     ----
from time to time.

     Collection Account:  The separate Eligible Account or Accounts created
     ------------------
and maintained by the Master Servicer pursuant to Section 3.08(b) and meeting the requirements specified therein.

     Combined Prepayment Percentage:  As to any Distribution Date, the
     ------------------------------
difference between 100% and the Senior Prepayment Percentage for such date.

     Compensating Interest:  As defined in Section 3.17.
     ---------------------

     Corporate Trust Office:  The principal office of the Trustee at which
     ----------------------
at any particular time its corporate business shall be administered, which office at the date of the execution of this instrument is located at 1600 Market Street, 30th Floor, Philadelphia, Pennsylvania 19103.

     Corresponding Class of Certificates:  With respect to each Subsidiary
     -----------------------------------
REMIC Interest, any Class of Certificates appearing opposite such Subsidiary REMIC Interest in the Preliminary Statement.

     Current Bankruptcy Amount:  As of any Distribution Date, the Current
     -------------------------
Bankruptcy Amount shall equal the Initial Bankruptcy Coverage Amount as reduced by the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies without resulting in a downgrading to the current rating of the Certificates.

     Custodial Agreement:  The custodial agreement, dated as of March 1,
     -------------------
1997, between the Trustee and the Custodian, substantially in the form of Exhibit O hereto.

     Custodian:  First Chicago National Processing Corporation, as the
     ---------
Custodian pursuant to the Custodial Agreement.

     Customary Servicing Procedures:  Procedures (including collection
     ------------------------------
procedures) that the Master Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions.

     Cut-Off Date:  March 1, 1997.
     ------------

     Cut-Off Date Pool Principal Balance:  The aggregate of the Cut-Off Date
     -----------------------------------
Principal Balances of the Mortgage Loans which is $150,004,302.83.

     Cut-Off Date Principal Balance:  As to any Mortgage Loan, the unpaid
     ------------------------------
principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

     Debt Service Reduction:  As to any Mortgage Loan and any Determination
     ----------------------
Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no
                                                           --------
such occurrence shall be considered a Debt Service Reduction so long as the Master Servicer is pursuing an appeal of the court order giving rise to any such modification and (a) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (b) Monthly Payments are being advanced by the Master Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

     Debt Service Reduction Mortgage Loan:  Any Mortgage Loan that became the
     ------------------------------------
subject of a Debt Service Reduction.

     Defective Mortgage Loan:  Any Mortgage Loan which is required to be
     -----------------------
repurchased pursuant to Sections 2.02 or 2.03.

     Deficient Valuation:  As to any Mortgage Loan and any Determination
     -------------------
Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such occurrence shall be considered a Deficient Valuation
--------
so long as the Master Servicer is pursuing an appeal of the court order giving rise to any such modification and (a) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (b) Monthly Payments are being advanced by the Master Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

     Deficient Valuation Mortgage Loan:  Any Mortgage Loan that became the
     ---------------------------------
subject of a Deficient Valuation.

     Definitive Certificates:  As defined in Section 6.02.
      -----------------------

     Denomination:  With respect to each Certificate, the amount set forth
     ------------
on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

     Depository:  The initial Depository shall be The Depository Trust
     ----------
Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     Depository Participant:  A broker, dealer, bank or other financial
     ----------------------
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date:  As to any Distribution Date, the fifth Business Day
     ------------------
preceding such Distribution Date.

     Discount Mortgage Loan:  Any Mortgage Loan with a Net Mortgage Interest
     ----------------------
Rate that is less than the Required Coupon.

     Distribution Account:  The separate Eligible Account created and
     --------------------
maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "PNC Bank, National Association, in trust for registered holders of Tryon Mortgage Funding, Inc. Mortgage Pass-Through Certificates, Series 1997-1." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

     Distribution Account Deposit Date:  As to any Distribution Date, 12:30
     ---------------------------------
p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

     Distribution Date:  The 20th day of each month beginning April 1997 or,
     -----------------
if such 20th day is not a Business Day, the Business Day immediately following.

     Due Date:  As to any Distribution Date and Mortgage Loan the first day
     --------
in the calendar month of such Distribution Date.

     Eligible Account:  Any of (i) an account or accounts maintained with (a)
     ----------------
NationsBank, N.A. or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as
evidenced by an Opinion of  Counsel  delivered  to  the  Trustee   and  to  the
Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

     ERISA:  The Employee Retirement Income Security Act of 1974, as amended.
     -----

     ERISA-Restricted Certificate:  As specified in the Preliminary
     ----------------------------
Statement.

     Escrow Account:  As defined in Section 3.09.
     --------------

     Escrow Payments:  The amounts constituting taxes, assessments, Primary
     ---------------
Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

     Event of Default:  As defined in Section 8.01.
     ----------------

     Excess Loss:  The amount of any (i) Fraud Loss realized after the Fraud
     -----------
Loss Coverage Termination Date, (ii) Special Hazard Loss realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss realized after the Bankruptcy Coverage Termination Date.

     Excess Proceeds:  With respect to any Liquidated Mortgage Loan, the
     ---------------
amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Master Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or for which an Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

     Expense Rate:  As to each Mortgage Loan, the sum of the Master Servicing
     ------------
Fee Rate and the Trustee Fee Rate.

     FDIC:  The Federal Deposit Insurance Corporation, or any successor
     ----
thereto.

     FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor
     -----
thereto.

     Final Distribution Date:  The Distribution Date on which the final
     -----------------------
distribution in respect of the Certificates will be made pursuant to Section 10.01.

     FIRREA:  The Financial Institutions Reform, Recovery and Enforcement Act
      ------
of 1989, as amended.

     Fitch:  Fitch Investors Service, L.P., or any successor thereto.
     -----

     FNMA:  The Federal National Mortgage Association, or any successor
     ----
thereto.

     Fraud Coverage Termination Date:  The point of time at which the Fraud
     -------------------------------
Loss Coverage Amount is reduced to zero.

     Fraud Loan:  Any Liquidated Mortgage Loan as to which a Fraud Loss has
     ----------
been sustained.

     Fraud Loss:  Realized Losses on Mortgage Loans as to which a loss is
     ----------
sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

     Fraud Loss Coverage Amount:  As of the Closing Date, $2,970,085 subject
     --------------------------
to reduction from time to time, by the amount of Fraud Losses allocated to the Certificates. In addition, on each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of (i) 1% of the then current Pool Stated Principal Balance and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses allocated to the Certificates since such preceding anniversary; and
(b) on the fifth anniversary of the Cut-off Date, to zero.

     Fraud Loss Coverage Termination Date:  The point in time at which the
     ------------------------------------
Fraud Loss Coverage Amount is reduced to zero.

     Holder:  A Certificateholder.
     ------

     Independent:  When used with respect to any specified Person means such
     -----------
a Person who (i) is in fact independent of the Sponsor or the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Sponsor or the Master Servicer or in an affiliate of either, and (iii) is not connected with the Sponsor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Initial Bankruptcy Coverage Amount:  $100,000.
     ----------------------------------

     Initial Class Certificate Balance:  As to each Class of Certificates,
     ---------------------------------
the aggregate of the Initial Certificate Balances of all Certificates of the same Class, which is set forth in the Preliminary Statement. As to each Certificate of the same Class of Certificates, the Initial Class Certificate Balance set forth on the face thereof.

     Initial Fraud Loss Coverage Amount:  $2,970,085.
     ----------------------------------

      Initial LIBOR Rate:  5.3750%.
     ------------------

     Initial Special Hazard Coverage Amount:  $1,840,769.
     --------------------------------------

     Insurance Policy:  With respect to any Mortgage Loan included in the
     ----------------
Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     Insurance Proceeds:  Proceeds paid by an insurer pursuant to any
     ------------------
Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

     Insured Expenses:  Expenses covered by an Insurance Policy or any other
     ----------------
insurance policy with respect to the Mortgage Loans.

     Interest Accrual Period:  As to any Distribution Date and each Class of
     -----------------------
Certificates (other than the Non-Delay Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date. With respect to any Distribution Date and the Non-Delay Certificates, the period commencing on the 20th day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the 19th day of the calendar month in which such Distribution Date occurs.

     LIBOR:  The London Interbank Offered Rate for one-month U.S. dollar
     -----
deposits, calculated as set forth in Section 5.09.

     LIBOR Certificates:  As specified in the Preliminary Statement.
     ------------------

     LIBOR Business Day:  Any day other than (i) a Saturday or a Sunday or
     ------------------
(ii) a day on which banking institutions in the State of North Carolina, the state where the Corporate Trust Office is located or in the City of London, England are required or authorized by law to be closed.

     LIBOR Determination Date:  As to any Distribution Date (other than the
     ------------------------
first Distribution Date), the second LIBOR Business Day prior to the day on which the related Interest Accrual Period commences.

     Liquidated Mortgage Loan:  With respect to any Distribution Date, a
     ------------------------
defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Master Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

     Liquidation Proceeds:  Amounts, including Insurance Proceeds, received
     --------------------
in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Master Servicing Fees, Servicing Advances and Advances.

     Loan-to-Value Ratio:  As of any date, the fraction, expressed as a
     -------------------
percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

     LTV:  The Loan-to-Value Ratio.
     ---

     Master REMIC:  As described in the Preliminary Statement.
     ------------

     Master Servicer:  NationsBanc Mortgage Corporation, a Texas corporation,
     ---------------
or its successor in interest, as Master Servicer, or any successor master servicer appointed as herein provided.

     Master Servicer Advance Date:  As to any Distribution Date, 11:30 a.m.,
     ----------------------------
Eastern  time, on  the Business Day  immediately preceding  such Distribution
Date.

     Master Servicer Employees:  As defined in Section 3.03.
     -------------------------

     Master Servicing Fee:  With respect to each Mortgage Loan and
     --------------------
Distribution Date, the amount of the fee payable to the Master Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Master Servicing Fee Rate and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Master Servicer's right to receive the Master Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Master Servicer, or as otherwise provided under Section 3.11.

     Master Servicing Fee Rate:  With respect to each Mortgage Loan, 0.25%
     -------------------------
per annum.

     Monthly Payment:  The scheduled monthly payment on a Mortgage Loan due
     ---------------
on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

     Moody's:  Moody's Investors Service, Inc., or any successor thereto.
     -------

     Mortgage:  The mortgage, deed of trust or other instrument creating a
     --------
first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

     Mortgage File:  The mortgage documents listed in Section 2.01 pertaining
     -------------
to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.
      Mortgage Loans:  Such of the mortgage loans transferred and assigned to
     --------------
the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Fund (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

     Mortgage Loan Schedule:  The list of Mortgage Loans (as from time to
     ----------------------
time amended by the Master Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage
Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan:

         (i)  the Mortgage Loan identifying number;

        (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the state code;

       (iii)  the stated maturity date;

        (iv)  the original principal amount of the Mortgage Loan;

         (v)  the Cut-Off Date Principal Balance;

        (vi) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date;

       (vii)  the Monthly Payment as of the Cut-Off Date;

      (viii)  the paid-through date;

        (ix)  the Loan-to-Value Ratio at origination;

         (x) a code indicating whether the Mortgaged Property is owner-occupied;

        (xi)  the property type for each Mortgaged Property;

       (xii)  the Mortgage Rate;

      (xiii) the original months to maturity and the remaining months to maturity from the Cut-Off Date;

       (xiv)  a code indicating the purpose for the Mortgage Loan; and

        (xv) a code indicating the documentation style pursuant to which the Mortgage Loan was originated.

     Such schedule shall also set forth the total of the number of Mortgage Loans and the amounts described under (v) above for all of the Mortgage Loans and the weighted average Mortgage Rate and maturity of the Mortgage Loans as of the Cut-Off Date.

     Mortgage Note:  The originally executed note or other evidence of
     -------------
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

     Mortgage Rate:  As to any Mortgage Loan, the per annum rate of interest
     -------------
at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

      Mortgaged Property:  The underlying property securing a Mortgage Loan.
     ------------------

     Mortgagor:  The obligor on a Mortgage Note.
     ---------

     Net Mortgage Rate:  As to any Mortgage Loan and Distribution Date, such
     -----------------
Mortgage Loan's Mortgage Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the related Expense Rate.

     Net Prepayment Interest Shortfalls:  As to any Distribution Date, the
     ----------------------------------
amount by which the aggregate of Prepayment Interest Shortfalls exceeds an amount equal to the Master Servicing Fee for such Distribution Date before reduction of the Master Servicing Fee in respect of such Prepayment Interest Shortfalls.

     NMR: With respect to any Mortgage Loan, its Net Mortgage Interest Rate.
     ---

     1933 Act:  As defined in Section 6.02.
     --------

     Nonrecoverable Advance:  Any portion of an Advance or a Servicing
     ----------------------
Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer of the Master Servicer delivered to the Trustee and the Sponsor and detailing the reasons for such determination.

     Non-Delay Certificates:  As specified in the Preliminary Statement.
     ----------------------

     Non-PO Formula Principal Amount:  As to any Distribution Date, the sum
     -------------------------------
of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance of each Mortgage Loan that was repurchased by the Seller or the Sponsor pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquida-tion Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan, and (f) all Principal Prepayments received during the calendar month preceding such Distribution Date.

     Non-PO Percentage:  As to any Discount Mortgage Loan, a fraction
     -----------------
(expressed as a percentage) the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Required Coupon. As to any Premium Mortgage Loan, 100%.

     Non-U.S. Person:  An individual, corporation, partnership or other
     ---------------
person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United Stated fiduciaries have the authority to control all substantial decisions of the trust.

     Notional Amount:  Either the Class S Notional Amount or the Class X
     ---------------
Notional Amount, as the context requires, or collectively, the Class S Notional Amount and the Class X Notional Amount.

     Notional Amount Certificates:  As specified in the Preliminary
     ----------------------------
Statement.

     Offered Certificates:  As specified in the Preliminary Statement.
     --------------------

     Officers' Certificate:  A certificate signed by the Chairman of the
     ---------------------
Board, Vice Chairman of the Board, President, a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Sponsor or the Master Servicer, as the case may be, and delivered to the Trustee.

     Opinion of Counsel:  A written opinion of counsel acceptable to the
     ------------------
Trustee, who may be counsel for the Sponsor or the Master Servicer, except that any opinion of counsel relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

     Original Applicable Credit Support Percentage:  With respect to each of
     ---------------------------------------------
the   following  Classes  of   Subordinate  Certificates,  the  corresponding
percentage described below, as of the Closing Date:

               Class B-1      4.50%
               Class B-2      2.75%
               Class B-3      1.75%
               Class B-4      1.00%
               Class B-5      0.70%
               Class B-6      0.35%

     Original Mortgage Loans:  The Mortgage Loans identified in Exhibit F
     -----------------------
hereto, and conveyed, transferred, sold and assigned to, and deposited with, the Trustee pursuant to Section 2.01 hereof on the Closing Date.

     Original Subordinate Certificate Balance:  $6,750,198.
     ----------------------------------------

     OTS:  The Office of Thrift Supervision.
     ---

     Outstanding Mortgage Loan:  As to any Due Date, a Mortgage Loan which
     -------------------------
was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased prior to such Due Date pursuant to Sections 2.02 or 2.03.

     Ownership Interest:  As to any Certificate, any ownership or security
     ------------------
interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate:  As to each Class of interest bearing Certificates,
     -----------------
the per annum rate set forth or described in the Preliminary Statement.

     Percentage Interest:  As to any Certificate, the percentage interest
     -------------------
evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

     Permitted Investments:  One or more of the following:
     ---------------------

          (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided, that such obligations of FHLMC or
                                  --------
     FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages shall not constitute Permitted Investments hereunder;

         (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "F-1" by Fitch;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "F-1" by Fitch;

         (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "F-1" by Fitch; and

          (v) investments in money market funds (including funds of the Trustee or its affiliates as well as funds for which the Trustee and its affiliates may receive compensation) rated "Aaa" by Moody's and "AAA" by Fitch or otherwise approved in writing by the Rating Agency.

provided, however, that no instrument shall be a Permitted Investment if it
--------  -------
represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

     Permitted Transferee:  Any Person other than (i) the United States, or
     --------------------
any  State   or  any  political   subdivision  thereof,  or  any   agency  or
instrumentality  of  any  of  the  foregoing,   (ii)  a  foreign  government,
international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter
1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code section 521), (iv) rural electric and telephone cooperatives described in Code section 1381(a)(2)(C), (v) any Non-U.S. Person and (vi) any other Person so designated by the Master Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Pool or any other Holder of a Residual Certificate to incur tax liability that would not be
imposed other  than on account of such transfer.   The terms "United States",
"State" and "international organization" shall have the meanings set forth in Code section 7701 or successor provisions.

     Person:  Any individual, corporation, partnership, joint venture,
     ------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Certificates:  As specified in the Preliminary Statement.
     ---------------------

     PO Formula Principal Amount:  As to any Distribution Date, the sum of
     ---------------------------
the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance of each Mortgage Loan that was repurchased by the Seller or the Sponsor pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding such Distribution Date.

     PO Percentage:  As to any Discount Mortgage Loan, a fraction (expressed
     -------------
as a percentage) the numerator of which is the excess of the Required Coupon over the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Required Coupon. As to any Premium Mortgage Loan, 0%.

     Pool Stated Principal Balance:  As to any Distribution Date, the
     -----------------------------
aggregate  Stated   Principal  Balances  of  all  Mortgage  Loans  that  were
Outstanding Mortgage Loans on the Due Date in the applicable month as to which such determination is being made.

     Premium Mortgage Loan:  Any Mortgage Loan with a Net Mortgage Rate that
     ---------------------
is equal to or greater than the Required Coupon.

      Prepayment Interest Shortfall:  As to any Distribution Date, Mortgage
     -----------------------------
Loan and Principal Prepayment, the amount, if any, by which one month's interest at the related Mortgage Rate (net of the Master Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     Primary Insurance Policy:  Each policy of primary mortgage guaranty
     ------------------------
insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

     Principal Only Certificates:  As specified in the Preliminary Statement.
     ---------------------------

     Principal Prepayment:  Any payment or other recovery of principal on a
     --------------------
Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full:  Any Principal Prepayment of the entire
     ----------------------------
principal balance of a Mortgage Loan.

     Private Certificates:  As specified in the Preliminary Statement.
     --------------------

     Pro Rata Share:  As to any Distribution Date, the Subordinate Principal
     --------------
Distribution Amount and any Class of Subordinate Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate of the Class Certificate Balances of the Subordinate Certificates.

     Prospectus:  The Prospectus Supplement together with the related
     ----------
Prospectus dated March 20, 1997.

     Prospectus Supplement:  The Prospectus Supplement, dated March 20, 1997,
     ---------------------
relating to the offering of the Offered Certificates.

     PTCE 95-60:  As defined in Section 6.02.
     ----------

     Purchase Price:  As to any Defective Mortgage Loan repurchased on any
     --------------
date pursuant to Sections 2.02, 2.03 or 2.08, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased; provided, however, that if at the time of repurchase the Seller is the Master
--------  -------
Servicer, the amount described in clause (ii) shall be computed at the Mortgage Rate net of the Master Servicing Fee Rate.

     Rating Agency:  Each of the Rating Agencies specified in the Preliminary
     -------------
Statement. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designed by the Sponsor, notice of which designation shall be given to the Trustee.
References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Realized Loss:  With respect to each Liquidated Mortgage Loan, an amount
     -------------
(not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

     Record Date:  The last day of the month (or if such last day is not a
     -----------
Business Day, the Business Day immediately preceding such last day) next preceding the month of the related Distribution Date.

     Reference Bank:   As defined in Section 5.09 hereof.
     --------------

     Refinanced Mortgage Loan:  Any Mortgage Loan the proceeds of which were
     ------------------------
not used to purchase the related Mortgaged Property.

     Regular Certificate:  As specified in the Preliminary Statement.
     -------------------

     Relief Act:  The Soldiers' and Sailors' Civil Relief Act of 1940, as
     ----------
amended.

     Relief Act Reductions:  With respect to any Distribution Date, for any
     ---------------------
Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which
(i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

     REMIC:  A "real estate mortgage investment conduit" within the meaning
     -----
of Section 860D of the Code.

     REMIC Certificate Maturity Date:  The "latest possible maturity date"
     -------------------------------
of the Regular Certificates as that term is defined in Section 2.07.

     REMIC Change of Law:  Any proposed, temporary or final regulation,
     -------------------
revenue  ruling,  revenue   procedure  or  other  official   announcement or
interpretation relating to the REMIC and the REMIC Provisions issued after the Closing Date.

     REMIC Provisions:  Provisions of the federal income tax law relating to
     ----------------
real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

     REO Proceeds:  Proceeds, net of any related expenses of the Master
     ------------
Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

     REO Property:  A Mortgaged Property acquired by the Master Servicer on
     ------------
behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Request for Release:  The Request for Release submitted by the Master
     -------------------
Servicer to the Custodian on behalf of the Trustee, substantially in the form of Exhibits H, as appropriate.

     Required Coupon:  7.50% per annum.
     ---------------

     Required Insurance Policy:  With respect to any Mortgage Loan, any
     -------------------------
insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

     Reserve Interest Rate:  As defined in Section 5.09(b).
     ---------------------

     Residual Certificate:  As specified in the Preliminary Statement.
     --------------------

     Responsible Officer:  When used with respect to the Trustee, any officer
     -------------------
in its corporate trust department or successor group.

     Restricted Classes:  As defined in Section 5.02(d).
     ------------------

     Sale Agreement:  With respect to Mortgage Loan #24794737, the Mortgage
     --------------
Loan Sale and Servicing Agreement dated December 19, 1997, between the Seller and NationsBanc Mortgage Capital Corporation, as purchaser, or, with respect to all other Mortgage Loans, the Mortgage Loan Sale, and Servicing Agreement dated March 13, 1997, between the Seller and NationsBanc Mortgage Capital Corporation, as purchaser, with respect to the sale of the Mortgage Loans.

     Seller:  NationsBanc Mortgage Corporation, as seller of the Mortgage
     ------
Loans under the Sale Agreements as the context requires.

     Senior Certificate:  As specified in the Preliminary Statement.
     ------------------

     Senior Credit Support Termination Date:  The point of time at which the
     --------------------------------------

Class Certificate Balances of all of the Subordinate Certificates are reduced to zero.

     Senior Percentage:  With respect to any Distribution Date, the
     -----------------
percentage carried six places rounded up, obtained by dividing the Class Certificate Balance of the Senior Certificates (other than the Class A-8 and Class P Certificates), immediately prior to such Distribution Date by the aggregate of the Class Certificate Balances of all Classes of Certificates (other than the Class P Certificates) immediately prior to such Distribution Date.

     Senior Prepayment Percentage:  For any Distribution Date during the five
     ----------------------------
years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the sum of the Class A-8 Percentage and the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the sum of the Class A-8 Percentage and the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the sum of the Class A-8 Percentage and the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the sum of the Class A-8 Percentage and the Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

     Senior Principal Distribution Amount:  As to any Distribution Date, the
     ------------------------------------
sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date, (ii) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the lesser of (x) the Senior Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Mortgage Loan and (y) either (A) the Senior Prepayment Percentage, if the Senior Prepayment Percentage is less than 100%, or, if the Senior Prepayment Percentage equals 100%, the percentage obtained by dividing the Senior Percentage by the sum of the Senior Percentage and the Class A-8 Percentage or (B) if an Excess Loss was sustained with respect to such Liquidated Mortgage Loan during such prior calendar month, the Senior Percentage of the applicable Non-PO Percentage of the portion of Liquidation Proceeds that are allocable to principal received with respect to such Mortgage Loan during such preceding calendar month, and (iii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clause (f) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date.

     Senior Step Down Conditions:  As of any Distribution Date as to which
     ---------------------------
any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the Original Subordinate Certificate Balance, (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the Original Subordinate Certificate Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the Original Subordinate Certificate Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the Original Subordinate Principal Balance and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance.

     Servicer:  Any Person with which the Master Servicer has entered into
     --------
a Servicing Agreement and which satisfies the requirements set forth therein.

     Servicer Mortgage File:  The items pertaining to a particular Mortgage
     ----------------------
Loan referred to in Exhibit M hereto, and any additional documents required to be added to the Servicer Mortgage File pursuant to the Agreement.

     Servicing Advances:  All customary, reasonable and necessary "out of
     ------------------
pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Master Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

     Servicing Agreement:  Any servicing agreement between the Master
     -------------------
Servicer and any Servicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

     Servicing Officer:  Any officer of the Master Servicer involved in, or
     -----------------
responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

     Special Hazard Coverage Termination Date:  The point of time at which
     ----------------------------------------
the Special Hazard Loss Coverage Amount is reduced to zero.

     Special Hazard Event:  As to a Mortgaged Property, any loss on account
     --------------------
of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

               (a)  (i)   wear  and tear,  deterioration, rust  or corrosion,
          mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

                  (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings.

               (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

               (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or
          uncontrolled,   and  whether  such  loss  is  direct  or indirect,
          proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril insured against in the Special Hazard Insurance Policy; or

               (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

                   (ii)  any weapon  or war  or facility  for producing  same
          employing   atomic  fission,  radioactive   force  or  chemical  or
          biological contaminants, whether in time of peace or war; or

                   (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

     Special Hazard Loss Coverage Amount:  As to any Distribution Date, the
     -----------------------------------
lesser of (a) the greatest of (i) 1% of the aggregate principal balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area, all principal balances to be calculated as of the first day of the month
preceding  such   Distribution  Date   after  giving   effect  to   scheduled
installments of principal and interest on the Mortgage Loans then due, whether or not paid and (b) the Initial Special Hazard Coverage Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Coverage Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then current rating of the Certificates.

     Special Hazard Mortgage Loan:  Any Liquidated Mortgage Loan as to which
     ----------------------------
the ability to recover thereon was substantially impaired by reason of a Special Hazard Event.

     Sponsor:  Tryon Mortgage Funding, Inc., a Delaware corporation, or its
     -------
successor in interest, as sponsor of the Trust Fund.

     Startup Day:  The Closing Date.
     -----------

     Stated Principal Balance:  As to any Mortgage Loan and date, the unpaid
     ------------------------
principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage
Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

      Subordinate Certificate:  As specified in the Preliminary Statement.
     -----------------------

     Subordinate Percentage:  As of any Distribution Date, 100% minus the sum
     ----------------------
of the Senior  Percentage and the Class A-8  Percentage for such Distribution
Date.

     Subordinate Prepayment Percentage:  As to any Distribution Date, the
     ---------------------------------
Combined Prepayment Percentage minus the Class A-8 Prepayment Percentage for such Distribution Date.

     Subordinate Principal Distribution Amount:  With respect to any
     -----------------------------------------
Distribution Date, an amount equal to (A) the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date, (ii) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the applicable Non-PO Percentage of the portion of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during such preceding calendar month and remaining after application thereof pursuant to clause (ii) of the definition of Senior Principal Distribution Amount and clause (ii) of the definition of Class A-8 Principal Distribution Amount, up to the Subordinate Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Mortgage Loan and (iii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clause (f) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date reduced by (B) the amount of any payments in respect of Class P Deferred Amounts on the related Distribution Date.

     Subsidiary REMIC:  As described in the Preliminary Statement.
     ----------------

     Subsidiary REMIC Interest:  Any one of the Subsidiary REMIC Regular
     -------------------------
Interests or the Class R-I Certificates.

     Subsidiary REMIC Regular Interest:  Any one of the uncertificated
     ---------------------------------
"regular interests" in the Subsidiary REMIC described in the Preliminary Statement.

     Substitute Mortgage Loan:  A Mortgage Loan substituted by the Seller for
     ------------------------
a Defective Mortgage Loan which must, on the date of such substitution, be approved by the Depositor and (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 2% per annum higher than, that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan and (v) comply with each representation and warranty set forth in the Sale Agreement that relates to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

     Substitution Adjustment Amount:  As defined in Section 2.03(c).
     ------------------------------

     Tax Matters Person:  The person designated as "tax matters person" in
      ------------------
the manner provided under Treasury regulations Section 1.860F-4(d) and temporary Treasury regulation Section 301.6231(a)(7)-IT. Initially, the Tax Matters Person shall be the Master Servicer.

     Tax Matters Person Certificate:  Each Class R Certificate with a
     ------------------------------
denomination of $1.00.

     Trust Fund:  The corpus of the trust created by this Agreement, to the
     ----------
extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Collection Account or the Distribution Account in accordance with this Agreement, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise, the Primary Insurance Policies and any other Required Insurance Policy.

     Trustee:  PNC Bank, National Association, and its successors and, if a
     -------
successor trustee is appointed hereunder, such successor, as trustee.

     Trustee Fee:  As to any Distribution Date, an amount equal to one
     -----------
twelfth of the Trustee Fee Rate multiplied by the Pool Stated Principal Balance with respect to such Distribution Date.

     Trustee Fee Rate:  With respect to each Mortgage Loan, 0.01% per annum.
     ----------------

     Underwriter:  Each of NationsBanc Capital Markets, Inc. and Salomon
     -----------
Brothers  Inc,  as  underwriters  of  the  public  offering  of  the  Offered
Certificates.

     Voting Rights:  The portion of the voting rights of all of the
     -------------
Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates and the Residual Certificates (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

     Section 1.02.  Interest Calculations.  All calculations of interest will
                    ---------------------
be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                  ARTICLE II

                        Conveyance of Mortgage Loans;
                      Original Issuance of Certificates


     Section 2.01.  Conveyance of Mortgage Loans.
                    ----------------------------

     (a) The Sponsor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Sponsor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date), together with the
Sponsor's rights under the Sale Agreements and Assignments, and the representations and warranties of the Seller thereunder, together with all rights of the Sponsor to require the Seller to cure any breach of a representation or warranty made in each Sale Agreement by the Seller or to repurchase or substitute for any affected Mortgage Loan in accordance herewith and the applicable Sale Agreement.

     (b) In connection with such transfer and assignment, the Sponsor has delivered or caused to be delivered to the Custodian on behalf of the Trustee, for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of PNC Bank, National Association, as Trustee", without recourse, with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing it to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

               (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Seller as being a true and correct copy of the Mortgage;

               (iii)  a  duly executed Assignment of Mortgage   (which may be
          included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Seller as being a true and complete copy of the original recorded intervening assignment of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been
                    --------
          returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office;

               (iv)     the  originals   of  all   assumption,  modification,
          consolidation or extension agreements, if any, with evidence of recording thereon, if any;

               (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

               (vi) the original of any guarantee executed in connection with the Mortgage Note; and

               (vii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage.

     In the event that in connection with any Mortgage Loan the Sponsor cannot deliver (a) the Mortgage, (b) all interim recorded assignments, (c) all assumption, modification, consolidation or extension agreements, if any, or (d) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Master Servicer or the Sponsor by the applicable title insurer in the case of clause (v) above, the Sponsor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv)
above,  such   Mortgage,  such   interim  assignment   or  such   assumption,
modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of (v), there has been a continuing delay at the applicable insurer and the Sponsor has delivered the Officer's Certificate to such effect to the Trustee. The Sponsor shall forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Sponsor or the Master Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Master Servicer shall execute and deliver or cause to be xecuted and delivered, on behalf of the Trust Fund, such a document to the public recording office.

     As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, the Master Servicer shall (i) affix the Trustee's name to each Assignment of Mortgage, as the assignee thereof, (ii) cause such assignment to be in proper form for record-ing in the appropriate public office for real property records within thirty
(30) days of the Closing Date and (iii), at the Sponsor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Master Servicer has not received the information required to prepare such assignment in recordable form, the Master Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after the receipt thereof.

     In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Sponsor, in lieu of delivering the above documents to the Trustee or the Custodian on the Trustee's behalf, will cause the Master Servicer to deposit in the Collection Account the portion of such payment that is required to be deposited in the Collection Account pursuant to
Section 3.08.

     Section 2.02.  Acceptance by the Trustee of the Mortgage Loans.  The
                    -----------------------------------------------
Trustee acknowledges receipt of the documents referred to in Section 2.01, subject to the examination referred to below, and declares that it or the Custodian as its agent holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificate-holders.

     The Trustee agrees, for the benefit of Certificateholders, to review, or cause the Custodian to review, each Mortgage File within 90 days after the
execution and delivery of this Agreement.   If, in the course of such review,
the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Master Servicer or shall cause the Custodian to promptly so notify the
Master  Servicer, the  Seller and the Sponsor.  In  performing any such review, the Trustee  or the Custodian  may conclusively rely on the Seller as to the purported genuineness of any  such document and any signature thereon.
It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in  Section 2.01 have been  received and  further confirming  that any  and all documents delivered pursuant to Section 2.01 have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule.
Neither Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable
jurisdiction.   In accordance with  the terms  and provisions of  Subsection
7.03 of each Sale Agreement, the Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the  Seller does not  correct or  cure such defect  within such  period, the Seller shall either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03(c) and must occur within the 90-day period following the Closing Date, or (b) purchase such Mortgage Loan from the Trustee at the Purchase Price for such Mortgage Loan, in either case within 90 days from the date the Seller was notified of such defect in writing; provided, however, that in no event shall such
                           --------  -------
substitution or purchase occur more than one year from the Closing Date, unless, in the case of any document referred to in Section 2.01(b)(ii),
(iii) or (iv), such defect is due to a delay at the applicable recording office or, in the case of any document referred to in Section 2.01(b)(v), such defect is due to a delay at the applicable insurer, and the Seller has delivered the Officer's Certificate to such effect to the Trustee in accordance with Subsection 7.03 of the Sale Agreement.

     The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Master Servicer from time to time.

     It is understood and agreed that the obligation of the Seller to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Sponsor and any Certificateholder against the Seller.

     The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Trustee's Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi) and (vii).

     Section 2.03.  Representations, Warranties and Covenants of the Seller
                    -------------------------------------------------------
and the Master Servicer.  (a)  The Master Servicer hereby makes the
-----------------------
representations and warranties set forth in Schedule I hereto, and by this reference incorporated herein, to the Sponsor and the Trustee, as of the Closing Date.

     (b) The Seller has made certain representations and warranties with respect to the Mortgage Loans in Subsection 7.01 of each Sale Agreement to NationsBanc Mortgage Capital Corporation and, such representations and warranties (together with any rights to cure breaches with respect thereto) have been assigned to the Sponsor by NationsBanc Mortgage Capital Corporation pursuant to the Assignments. The Sponsor hereby assigns such representations and warranties (together with any rights to cure breaches with respect thereto) to the Trustee.

     (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Subsection 7.01 of either Sale Agreement that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. In accordance with the terms and provisions of Subsection 7.03 of each Sale Agreement, the Seller shall within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to Subsection 7.01 of the related Sale Agreement which materially and adversely affects the value of any Mortgage Loan or interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such action is taken within the 90-day period following the Closing Date, remove such Mortgage Loan from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section 2.03(c); or (ii) purchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below.

     The Seller shall deliver to the Trustee for the benefit of the Certifi-cateholders the Mortgage Note, the Mortgage, the related Assignment of Mortgage, and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on any Defective Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Defective Mortgage Loan.

     The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans, as of the date of substitution, the repre-sentations and warranties made pursuant to Subsection 7.01 of the Sale Agreement that related to the Defective Mortgage Loan with respect to such Substitute Mortgage Loan to the Trustee as of the date of its inclusion in the Trust Fund. Upon any such substitution and the deposit to the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph and receipt of a Request for Release in the form of Exhibit H hereto, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File held for the benefit of the Certificateholders relating to such Defective Mortgage Loan to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Defective Mortgage Loan sub-stituted for pursuant to this Section 2.03(c).

     For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the scheduled principal portion of the
Monthly Payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal to the
               ------------------------------
aggregate of any unreimbursed Advances and Servicer Advances with respect to such Defective Mortgage Loans shall be deposited into the Collection Account by the Seller on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

     In the event that the Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Collection Account pursuant to Section 3.08(b)(vi) on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Seller became obligated to repurchase or substitute for such Mortgage Loan and upon such deposit of the Purchase Price, and receipt of a Request for Release in the form of Exhibit H hereto, the Custodian, on behalf of the Trustee, shall release the related Mortgage File held for the benefit of the Certificateholders to the Seller, and the Trustee shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or substitute for any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to Certificateholders, the Sponsor or the Trustee on their behalf.

     The representations  and warranties  made or  assigned pursuant  to this
Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

     Section 2.04.  Representations and Warranties of the Sponsor as to the
                    -------------------------------------------------------
Mortgage Loans.  The Sponsor hereby represents and warrants to the Trustee
--------------
with respect to each Mortgage Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and following the transfer of the Mortgage Loans to it by NationsBanc Mortgage Capital Corporation, the Sponsor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

     The Sponsor hereby assigns, transfers and conveys to the Trustee all of its rights with respect to the Mortgage Loans including, without limitation, the representations and warranties of the Seller made pursuant to Subsections
7.01 and 7.02 of the Sale Agreements, together with all rights of the Sponsor to require the Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with the Sale Agreements, such rights having been assigned to the Sponsor by NationsBanc Mortgage Capital Corporation pursuant to the Assignments.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Sponsor or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section
2.04 (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

     Section 2.05.  Designation of Interests in REMIC.  The Preliminary
                    ---------------------------------
Statement sets forth the designations for federal income tax purposes of all interests created hereby. The "tax matters person" with respect to each REMIC hereunder shall be the Master Servicer and the Master Servicer shall hold the Tax Matters Person Certificate. Each REMIC's fiscal year shall be the calendar year.

     Section 2.06.  Designation of Start-up Day.  The Closing Date is hereby
                    ---------------------------
designated as the "start-up day" of the Master and Subsidiary REMICs within the meaning of Section 860G(a)(9) of the Code.

     Section 2.07.  REMIC Certificate Maturity Date.  Solely for purposes of
                    -------------------------------
satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of each Class of uncertificated interests (other than the Class R-I Certificates) in the Subsidiary REMIC and the Regular Certificates is the Distribution Date in February, 2027.

     Section 2.08.  Repurchases for Tax Violations.  Upon discovery by the
                    ------------------------------
Sponsor, the Seller, the Master Servicer, or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) purchase the affected Mortgage Loan within 60 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Subsection 7.01 of the applicable Sale Agreement and in accordance with Section 2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan purchased for breach of a representation or warranty pursuant to Subsection 7.01 the Sale Agreement and in accordance with Section 2.03.

     Section 2.09.  Execution and Delivery of Certificates.  The Trustee
                    --------------------------------------
acknowledges the transfer and assignment to it of the Trust Fund and, concur-rently with such transfer and assignment, has executed and delivered to or upon the order of the Sponsor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.


                                 ARTICLE III

                         Administration and Servicing
                              of Mortgage Loans


     Section 3.01.  Master Servicer to Service Mortgage Loans.  For and on
                    -----------------------------------------
behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone and/or through Servicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including but not limited to, the power and authority, subject to the terms hereof, (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any
Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan. The Master Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of any Servicer or the Sponsor and the Trustee, is hereby authorized and empowered by the Sponsor and the Trustee, when the Master Servicer or the Servicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Sponsor, the Certifi-cateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Sponsor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans to the extent that the Master Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Sponsor and/or the Trustee shall  promptly  execute  such  documents  and deliver  them  to  the  Master
Servicer.

     In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

     The relationship of the Master Servicer (and of any successor to the Master Servicer as master servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     Section 3.02.  Subservicing; Enforcement of the Obligations of
                    -----------------------------------------------
Servicers.  (a)  The Master Servicer may arrange for the subservicing of any
---------
Mortgage Loan by a Servicer pursuant to a Servicing Agreement; provided,
                                                               --------
however, that such subservicing arrangement and the terms of the related
-------
Servicing Agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Servicer or reference to actions taken through a Master Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Sponsor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such servicing agreements or arrangements or by virtue of indemnification from the Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. All actions of each Servicer performed pursuant to the related Servicing Agreement shall be performed as agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer.

     (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Servicer regardless of whether such payments are remitted by the Servicer to the Master Servicer.

     (c)  As part of its servicing activities hereunder, the Master Servicer,
for the benefit of the Trustee and the Certificateholders,  shall  use   its
best  reasonable  efforts   to  enforce  the obligations of  each Servicer
under the related Servicing Agreement, to the extent that the non-performance of any such obligation would have material and adverse effect
on a Mortgage Loan.   Such enforcement, including, without limitation,  the
legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage
Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     (d) Any Servicing Agreement entered into by the Master Servicer shall provide that it may be assumed or terminated by the Trustee if the Trustee has assumed the duties of the Master Servicer or any successor Master Servicer, without cost or obligation to the assuming or terminating party or the Trust Fund, upon the assumption by such party of the obligations of the Master Servicer pursuant to Section 7.02.

     Any Servicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Servicer shall be deemed to be between the Master Servicer and such Servicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Servicer or its officers, directors or employees, except as set forth in Section 3.01.

     Section 3.03.  Fidelity Bond; Errors and Omissions Insurance.  The
                    ---------------------------------------------
Master Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Master Servicer Employees"). These policies must insure the Master Servicer against losses resulting from dishonest or fraudulent acts committed by the Master Servicer's personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Master Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Master Servicer by express waiver of FNMA or FHLMC.

      Section 3.04.  Access to Certain Documentation.  The Master Servicer
                    -------------------------------
shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinated Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section 3.04 shall limit the obligation of the Master Servicer to observe any applicable law and the failure of the Master Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

     Section 3.05.  Maintenance of Primary Mortgage Insurance Policy; Claims.
                    --------------------------------------------------------
With respect to each Mortgage Loan with an LTV in excess of 80%, the Master Servicer shall, without any cost to the Trust Fund maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Master Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least
until the LTV of  such Mortgage Loan is  reduced to 80%.   In the event  that
such Primary Insurance Policy shall be terminated, the Master Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Master Servicer shall notify the Trustee in writing, it being understood that the Master Servicer shall in no event have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Master Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Master Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. The Master Servicer shall not take any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the
actions  of the  Master  Servicer would  have  been covered  thereunder.   In
connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Master Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such
Primary Insurance Policy.   If such Primary Insurance Policy is terminated as
a result of such assumption or substitution of liability, the Master Servicer shall obtain a replacement Primary Insurance Policy as provided above.

     In connection with its activities as master servicer, the Master Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Master Servicer under any Primary Insurance Policy shall be deposited in the Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

     Section 3.06.  Rights of the Sponsor and the Trustee in Respect of the
                    -------------------------------------------------------
Master Servicer.  The Sponsor may, but is not obligated to, enforce the
---------------
obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its
--------
obligations hereunder by virtue of such performance by the Sponsor or its designee. Neither the Trustee nor the Sponsor shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Trustee or the Sponsor be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

     Section 3.07.  Trustee to Act as Master Servicer.  In the event that the
                    ---------------------------------
Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Master Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including but not limited to repurchases or substitutions pursuant to Section 2.02 or 2.03, or (iv) deemed to have made any represen-
tations  and  warranties  of  the  Master  Servicer  hereunder).    Any  such
assumption shall be  subject to Section 7.02.   If the Master  Servicer shall
for any reason no longer be the Master Servicer (including by reason of any Event of Default), the Trustee or its successor shall succeed to any rights and obligations of the Master Servicer under each Servicing Agreement. The Trustee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to any Servicing Agreement entered into by the Master Servicer as contemplated by Section 3.02 to the same extent as if the Servicing Agreement had been assigned to the assuming party except that the Master Servicer shall not be relieved of any liability or obligations under any such Servicing Agreement.

     The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Servicing Agreement to the assuming party.

     Section 3.08.  Collection of Mortgage Loan Payments; Collection Account
                    --------------------------------------------------------
and Distribution Account.  (a)  Continuously from the date hereof until the
------------------------
principal and interest on all Mortgage Loans are paid in full, the Master Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans when the same shall become due and payable. Further, the Master Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Master Servicer cannot
                           --------  -------
extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of
Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

     (b) The Master Servicer shall establish and maintain a Collection Account titled "NationsBanc Mortgage Corporation, in trust for the registered holders of Tryon Mortgage Funding, Inc. Mortgage Pass-Through Certificates, Series 1997-1." Such Collection Account shall be an Eligible Account.

     The Master Servicer shall deposit or cause to be deposited into the Collection Account on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Servicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

            (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

           (ii) all payments on account of interest on the Mortgage Loans, net of the Master Servicing Fee;

          (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property, released to the Mortgagor in accordance with Customary Servicing Procedures or required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

           (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Collection Account;

            (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.14;

           (vi) all Purchase Prices from the Seller and all Substitution Adjustment Amounts;

          (vii)  all Advances made by the Master Servicer pursuant to Section
     3.20 and any payments of Compensating Interest; and

         (viii)  any other amounts required to be deposited hereunder.

     The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted
by  the Master Servicer.   In the event that  the Master Servicer shall remit
any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Collection Account to withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Master Servicer shall maintain adequate records with
respect to  all withdrawals made  pursuant to this  Section 3.08.   All funds
required to be deposited in the Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

     (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

            (i) the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3.11(a)(ix);

           (ii) any amount paid by the Master Servicer pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Distribution Account; and

          (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

     In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds required to be deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

     (d) Each institution at which the Collection Account or the Distribution Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Collection Account, the Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Account Deposit Date) and (ii) in the case of the Distribution Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain (net of any losses) realized from any such investment of funds on deposit in the Collection Account or the Distribution Account shall be for the benefit of the Master Servicer as servicing compensation and shall be retained by it monthly as provided herein. The amount of any realized losses in the Collection Account or the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Collection Account or paid to the Trustee for deposit into the Distribution Account, as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds (unless the Trustee has failed to invest such funds after being directed to do so) held in the Collection Account or the Distribution Account and made in accordance with this Section 3.08. Notwithstanding the foregoing, unless the Trustee receives contrary written instructions from the Master Servicer, all amounts on deposit in the Distribution Account shall be invested in Permitted
Investments  set  forth  in  clause  (v)  of  the  definition  of  "Permitted
Investments".

     (e) The Master Servicer shall give notice to the Trustee, of any proposed change of the location of the Collection Account not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Master Servicer, the Seller, the Rating Agency and the Sponsor of any proposed change of the location of the Distribution Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of any Collection Account shall be evidenced by (a) a certification in the form of Exhibit N-1 hereto, in the case of an account established with an affiliate of the Master Servicer, or (b) a letter agreement in the form of Exhibit N-2 hereto, in the case of an account held by a depository other than an affiliate of the Master Servicer. In either case, a copy of such certification or letter agreement shall be furnished to the Trustee.

     Section 3.09.  Collection of Taxes, Assessments and Similar Items;
                    ---------------------------------------------------
Escrow Accounts.  (a)  To the extent required by the related Mortgage Note
---------------
and not violative of current law, the Master Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "NationsBanc Mortgage Corporation, in trust for registered holders of Tryon Mortgage Funding, Inc. Mortgage Pass-Through Certificates, Series 1997-1 and various Mortgagors". The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a
member of the  Automated Clearing  House.   In any case,  the Escrow  Account
shall be insured by  the FDIC  to the  fullest extent permitted  by law.   The
Master Servicer shall deposit in the Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such times as required under the terms of this Agreement, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property and (iii) all amounts representing proceeds
of  any Primary  Insurance Policy.   Nothing herein shall  require the Master
Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

          (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Master Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Master Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Master Servicer pursuant to Section 3.09(c) hereof with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Collection Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (v) for application to restore or repair of the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. The Escrow Accounts shall not be a part of the Trust Fund.

          (c) With respect to each Mortgage Loan, the Master Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Master Servicer in amounts sufficient for
such purposes,  as allowed under  the terms of  the Mortgage.   To the extent
that a Mortgage does not provide for Escrow Payments, the Master Servicer shall
determine that  any such  payments are  made by  the Mortgagor.   The  Master
Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Master Servicer shall advance any such payments that are not timely paid, but the Master Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

     Section 3.10.  Access to Certain Documentation and Information Regarding
                    ---------------------------------------------------------
the Mortgage Loans.  The Master Servicer shall afford the Trustee reasonable
------------------
access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer.

     Upon reasonable advance notice in writing, the Master Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer shall be entitled to be
              --------
reimbursed by each such Certificateholder for actual expenses incurred by the Master Servicer in providing such reports and access.

     Section 3.11.  Permitted Withdrawals from the Collection Account and
                    -----------------------------------------------------
Distribution Account.  (a)  The Master Servicer may from time to time make
--------------------
withdrawals from the Collection Account for the following purposes:

            (i) to pay to the Master Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Master Servicer, as additional master servicing compensation, earnings on or investment income with respect to funds in or credited to the Collection Account;

           (ii) to reimburse the Master Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

          (iii) to reimburse the Master Servicer for any Nonrecoverable Advance previously made, it being understood that, in the case of any such reimbursement, the Master Servicer's right thereto shall be prior to the rights of the Trust Fund unless the Seller is required to purchase a Mortgage Loan pursuant to the Sale Agreement and in accordance with Section 2.02 or 2.03, in which case the Master
     Servicer's right to such reimbursement shall be subsequent to the payment to the Trust Fund of the Purchase Price and all other amounts required to be paid to the Trust Fund with respect to such Mortgage Loan;

           (iv) to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

             (v) to reimburse the Master Servicer for (a) unreimbursed Servicing Advances, the Master Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.09 and (b) for unpaid Master Servicing Fees as provided in Section 3.14, it being understood that, in the case of any such reimbursement, the Master Servicer's right thereto shall be prior to the rights of the Trust Fund unless the Seller is required to repurchase a Mortgage Loan pursuant to the applicable Sale Agreement and in accordance with Section 2.02, 2.03 or 2.08, in which case the Master Servicer's right to such reimbursement shall be subsequent to the payment to the Trust Fund of the Purchase Price and all other amounts required to be paid to the Trust Fund with respect to such Mortgage Loan;

           (vi) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02, 2.03 or 2.08, all amounts received thereon after the date of such purchase;

          (vii) to reimburse the Seller, the Master Servicer or the Sponsor for expenses incurred by any of them and reimbursable pursuant to
     Section 7.03;

         (viii) to withdraw any amount deposited in the Collection Account and not required to be deposited therein;

           (ix) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the related Available Funds, to the extent on deposit, and remit such amount to the Trustee for deposit in the Distribution Account; and

            (x)  to   clear  and   terminate  the  Collection   Account  upon
     termination of this Agreement pursuant to Section 10.01.

          The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such subclauses
     (i), (ii), (iv), (v) and (vi). Prior to making any withdrawal from the Collection Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

     (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

            (i)  to  pay   to  itself  the   Trustee  Fee  for   the  related
     Distribution Date;

           (ii) to pay to the Master Servicer as additional servicing compensation earnings on or investment income with respect to funds in the Distribution Account;

          (iii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

           (iv)  to  clear   and  terminate  the  Distribution  Account  upon
     termination of the Agreement pursuant to Section 10.01.

     Section 3.12.  Maintenance of Hazard Insurance.  The Master Servicer
                     -------------------------------
shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located by an insurer rated B-VI or better in the current Best's Insurance Reports, in an amount which is at least equal to the lesser of (i) the full insurable value of the Mortgaged Property or (ii) the greater of (a) the outstanding principal balance owing on the Mortgage Loan and (b) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under
the  policy.   If the  Mortgaged Property  is in  an area  identified in  the
Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Master Servicer will cause to be maintained a flood insurance policy meeting the
requirements   of   the   current  guidelines   of   the   Federal  Insurance
Administration, in an amount representing coverage not less than the least of
(i) the outstanding principal balance of the Mortgage Loan, (ii) the full insurable value of the Mortgaged Property, or (iii) the maximum amount of insurance available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended. The Master Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended, flood insurance in an amount required above. Any amounts collected by the Master Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11(a).
It is understood  and agreed that  no earthquake or  other additional insurance need be required by the Master Servicer of any Mortgagor or maintained on REO Property,  other than pursuant  to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Master Servicer, and shall provide for at least thirty (30) days prior written notice of any cancellation,  reduction in  amount or  material  change in  coverage to  the
Master  Servicer.    The  Master   Servicer  shall  not  interfere  with  the
Mortgagor's freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Master Servicer shall not accept any such
       --------  -------
insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of B-VI or better in Best's Insurance Reports and are licensed to do business in the state wherein the property subject to the policy is located.

     The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

     Section 3.13.  Enforcement of Due-On-Sale Clauses; Assumption
                    ----------------------------------------------
Agreements.  (a)  Except as otherwise provided in this Section 3.13, when any
----------
Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Master Servicer shall use reasonable efforts, to the extent that it has knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a
condition to such transfer.   In the event that (i) the Master Servicer is
prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to
Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall
                                  --------
continue to be covered (if so covered before the Master Servicer  enters such
agreement)  by  the  applicable  Required  Insurance Policies.    The  Master
Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Master Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

     (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition,  the  substitute  Mortgagor  and  the Mortgaged  Property  must  be acceptable  to  the  Master  Servicer  in  accordance  with its  underwriting
standards  as  then  in  effect.    Together  with  each  such  substitution,
assumption or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection
have been met in  connection therewith.   The Master  Servicer shall notify
the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage
File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Master Servicer, the Trustee shall furnish to the Master Servicer any powers of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

      Section 3.14.  Realization Upon Defaulted Mortgage Loans; REO Property.
                    -------------------------------------------------------
The Master Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent
payments.   In  connection with  such  foreclosure or  other conversion,  the
Master Servicer shall follow Customary Servicing Procedures and as shall meet the requirements of the insurer under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Collection Account). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement
                  --------  -------
thereof from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds.

     The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

     With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificate-holders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references the Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO
Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Master Servicer may rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Master Servicer shall have
                      --------  -------
no duty to rent any REO Property on behalf of the Trust Fund. The net monthly rental income, if any, from such REO Property shall be deposited in the Collection Account no later than the close of business on each Determination Date. The Master Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required.

     In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property prior to two years after its acquisition by the Trust Fund unless the
Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" on the Subsidiary REMIC as defined in section 860F of the Code or cause the Subsidiary REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired  by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii)
subject the  REMIC to the imposition  of any federal, state  or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of
any  such taxes.   The  Master  Servicer shall  identify to  the  Trustee any
Mortgaged Property held by the Trust Fund for eighteen months for which no plans to dispose of such Mortgaged Property by the Master Servicer have been made. Unless the Trustee promptly advises otherwise after receipt of such identification, the Master Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

     The income earned from the management of any REO Properties, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Master Servicing Fees, Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current and adjustments, if applicable, to the Mortgage Rate were being made in accordance with the terms of the Mortgage Note) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Collection Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

     The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of
priority:    first,  to  reimburse   the  Master  Servicer  for  any  related
unreimbursed Servicing Advances and Master Servicing Fees; second, to reimburse the Master Servicer for any unreimbursed Advances and to reimburse the Collection Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Master Servicer as additional servicing compensation pursuant to Section 3.17.

     Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.  Upon
                    -----------------------------------------------
the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, a "Request for Release" substantially in the form of Exhibit H. Upon receipt of such request, the Trustee or the Custodian, as applicable shall within seven (7) Business Days release the related Mortgage File to the Master Servicer, and the Trustee or the Custodian on behalf of the Trustee, as applicable shall at the Master Servicer's direction execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer, together with the Mortgage Note with written evidence of cancella-tion thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release in the form of Exhibit H signed by a Servicing Officer, release the Mortgage File within seven (7) Business Days to the Master Servicer. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee or the Custodian, as applicable when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Collection Account, in which case the Master Servicer shall deliver to the Trustee or the Custodian, as applicable a Request for Release in the form of Exhibit H, signed by a Servicing Officer.

     The Trustee shall furnish to the Master Servicer any powers of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Master Servicer.

     If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall provide written notice to the Trustee prior to initiating such foreclosure. After receipt of such notice, the Master Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

     Section 3.16.  Documents, Records and Funds in Possession of the Master
                    --------------------------------------------------------
Servicer to be Held for the Trustee.  The Master Servicer shall transmit to
-----------------------------------
the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicer Mortgage File shall be held by the Master Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Collection Account, shall be held by the Master Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Collection Account, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Master Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

     Section 3.17.  Servicing Compensation.  The Master Servicer shall be
                    ----------------------
entitled out of each payment of interest on a Mortgage Loan (or portion thereof) included in the Trust Fund to retain or withdraw from the Collection Account an amount equal to the Master Servicing Fee for such Distribution Date.

     Additional master servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Master Servicer to the extent not required to be deposited in the Collection Account pursuant to Section 3.08(b). The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

     Notwithstanding the foregoing, with respect to the payment of the Master Servicing Fee on any Distribution Date, the aggregate Master Servicing Fee for such Distribution Date shall be reduced (but not below zero) by an amount equal to such Prepayment Interest Shortfall for such Distribution Date (any such reduction, "Compensating Interest").

     Section 3.18.  Annual Statement as to Compliance.  The Master Servicer
                    ---------------------------------
shall deliver to the Trustee on or before 75 days after the end of the Master Servicer's fiscal year, commencing with its 1997 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency.

     SECTION 3.19.  Annual Independent Public Accountants' Servicing
                    ------------------------------------------------
Statement; Financial Statements.  On or before 75 days after the end of the
-------------------------------
Master Servicer's fiscal year, commencing with its 1997 fiscal year, the Master Servicer at its expense shall cause a firm of independent public accountants (who may also render other services to the Master Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Master Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

      Section 3.20.  Advances.  The Master Servicer shall determine on or
                     --------
before each Master  Servicer Advance Date whether  it is required to  make an
Advance pursuant to  the definition thereof.   If the Master Servicer  deter-
mines it is required to make an Advance, it shall, on or before the Master Servicer Advance Date, either (i) deposit into the Collection Account an amount equal to the Advance and/or (ii) make an appropriate entry in its records relating to the Collection Account that any Amount Held for Future Distribution has been used by the Master Servicer in discharge of its obligation
to make  any such  Advance.   Any funds  so applied shall be replaced by the
Master Servicer by deposit in the Collection Account no later than the close of business on the Business Day preceding the next Master Servicer Advance Date. The Master Servicer shall be entitled to be reimbursed from the Collection Account for all Advances of its own funds made pursuant to this Section 3.20
as provided  in Section  3.11(a).   The obligation to make Advances with respect
to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Master Servicer shall inform the Trustee of the amount of the Advance to be made on each Master Servicer Advance Date no later than the related Distribution Account Deposit Date.

     The Master Servicer shall deliver to the Trustee on the related Master Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Master Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Master Servicer shall not be required to make any Advance or Servicing Advance that would be a Nonrecoverable Advance.

     Section 3.21.  Modifications, Waivers, Amendments and Consents.  (a)
                    -----------------------------------------------
Subject to this Section 3.21, the Master Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances, or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

     (b) The Master Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance, or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

                 (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder; or

                (ii) in the Master Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon,

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Master Servicer delivers to the Trustee an
Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the Trust Fund's REMIC status and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Master Servicer may permit a forbearance for a Mortgage Loan which in the Master Servicer's judgment is subject to imminent default.

     (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

      (d) The Master Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Master Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Master Servicer, as additional servicing compen-sation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Master Servicer, which amount shall be retained by the Master Servicer as additional servicing compensation.

     (e) The Master Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within 10 Business Days) following the execution thereof; provided, however, that if
                                                --------  -------
any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Master Servicer (i) shall deliver to the Trustee a copy thereof and (ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

     Section 3.22.  Reports to the Securities and Exchange Commission.  The
                    -------------------------------------------------
Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Trustee, each of the Master Servicer and the Sponsor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.


                                  ARTICLE IV

                        Master Servicer's Certificate


     Section 4.01.  Master Servicer's Certificate.  Each month, not later
                    -----------------------------
than 12:00 noon Eastern time on the Business Day following each Determination Date, the Master Servicer shall deliver to the Trustee, a Master Servicer's Certificate substantially in the form of Exhibit K, certified by a Servicing Officer.

     Such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                  ARTICLE V

                          Payments and Statements to
                     Certificateholders; REMIC Servicing


     Section 5.01.  Distributions.  On each Distribution Date, the Trustee
                    -------------
shall distribute out of the Distribution Account (i) to each Certificate-holder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or upon written request by a Regular Certificateholder (in the event such Certificateholder owns of record 100% of a Class of Certificates or who holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accor-dance with the priorities set forth below in Section 5.02.

     Neither the Holders of any Class of Regular Certificates or the Residual Certificates, the Master Servicer, nor the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

     Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

     Section 5.02.  Priorities of Distribution.  (a)  On each Distribution
                    --------------------------
Date, the Trustee shall withdraw the Available Funds from the Distribution Account, in an amount as specified in written notice received by the Trustee from the Master Servicer no later than the related Determination Date, and apply such funds first to payment of the Trustee Fee and then to distributions on the Certificates in the following order of priority and to the extent of Available Funds:

            (i)  to each Class of Senior Certificates (other than the Class P
     Certificates), an amount allocable to interest equal to the related Class Optimum Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimum Interest Distribution Amount that would have been distributed in the absence of such shortfall;

           (ii) to each Class of Senior Certificates, concurrently as follows:

               (x) to the Class P Certificates, an amount allocable to principal equal to the PO Formula Principal Amount, up to the outstanding Class Certificate Balance of the Class P Certificates;

               (y) on each Distribution Date prior to the Senior Credit Support Depletion Date, the Non-PO Formula Principal Amount, up to the amount of the Senior Principal Distribution Amount for such Distribution Date, will be distributed in the following order of priority:

                    (A) concurrently, to the Residual Certificates, until the Class Certificate Balances thereof have been reduced to zero;

                    (B) concurrently, 35.8801795325% to the Class A-1 Certificates, 13.9303877372% to the Class A-2 Certificates, 15.9851580021% to the Class A-3 Certificates, 19.9224845533%
               to the Class A-4 Certificates and 14.2817901749% to the Class F Certificates, until the Class Certificate Balance of each of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class F Certificates have been reduced to zero;

                    (C) concurrently, 66.6702641744% to the Class A-4 Certificates and 33.3297358256% to the Class A-5 Certificates, until the Class Certificate Balance of the Class A-4 Certificates has been reduced to zero;

                    (D) concurrently, 39.4228494836% to the Class A-5 Certificates and 60.5771505164% to the Class A-6 Certificates, until the Class Certificate Balances thereof have been reduced to zero; and

                    (E) to the Class A-7 Certificates, until the Class Certificate Balance thereof has been reduced to zero; and

               (z) on each Distribution Date prior to the Senior Credit Support Depletion Date, the Non-PO Formula Principal Amount, up to the amount of the Class A-8 Principal Distribution Amount for such Distribution Date, will be distributed as principal to the Class A-8 Certificates until the Class Certificate Balance thereof has been reduced to zero;

          (iii) to the Class P Certificates, any Class P Deferred Amount, up to an amount not to exceed the amount calculated pursuant to clause (A) of the definition of the Subordinate Principal Distribution Amount actually received or advanced for such Distribution Date (with such amount to be allocated first from amounts calculated pursuant to (A)(i) and
     (ii) then (iii) of the definition of Subordinate Principal Distribution Amount);

           (iv) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

                    (A) to the Class B-1 Certificates, an amount allocable to interest equal to the Class Optimum Interest Distribution Amount for such Class for such Distribution Date;

                    (B) to the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                    (C) to the Class B-2 Certificates, an amount allocable to interest equal to the Class Optimum Interest Distribution Amount for such Class for such Distribution Date;

                    (D) to the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                    (E) to the Class B-3 Certificates, an amount allocable to interest equal to the Class Optimum Interest Distribution Amount for such Class for such Distribution Date;

                    (F) to the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                    (G) to the Class B-4 Certificates, an amount allocable to interest equal to the Class Optimum Interest Distribution Amount for such Class for such Distribution Date;

                    (H) to the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                    (I) to the Class B-5 Certificates, an amount allocable to interest equal to the Class Optimum Interest Distribution Amount for such Class for such Distribution Date;

                    (J) to the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                    (K) to the Class B-6 Certificates, an amount allocable to interest equal to the Class Optimum Interest Distribution Amount for such Class for such Distribution Date; and

                    (L) to the Class B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero; and

            (v) to the Class R-I Certificates, any remaining funds in the Subsidiary REMIC and to the Class R-II Certificates, any remaining funds in the Master REMIC.

On any Distribution Date, amounts distributed in respect of Class P Deferred Amounts will not reduce the Class Certificate Balance of the Class P Certificates.

     On any Distribution Date, to the extent the Amount Available for Senior Principal is insufficient to make the full distribution required to be made pursuant to clause (ii) above, (A) the amount distributable on the Class P Certificates in respect of principal shall be equal to the product of (1) the Amount Available for Senior Principal and (2) a fraction, the numerator of which is the PO Formula Principal Amount and the denominator of which is the sum of the PO Formula Principal Amount, the Senior Principal Distribution Amount and the Class A-8 Principal Distribution Amount and (B) the amount distributable on the Senior Certificates, other than the Class A-8 and Class P Certificates, in respect of principal and otherwise in accordance with clause (ii)(y) shall be equal to the product of (1) the Amount Available for Senior Principal and (2) a fraction, the numerator of which is the Senior Principal Distribution Amount and the denominator of which is the sum of the Senior Principal Distribution Amount, the Class A-8 Principal Distribution Amount and the PO Formula Principal Amount and (C) the amount distributable on the Class A-8 Certificates, in respect of principal shall be equal to the product of (1) the Amount Available for Senior Principal and (2) a fraction, the numerator of which is the Class A-8 Principal Distribution Amount and the denominator of which is the sum of the Senior Principal Distribution Amount, the Class A-8 Principal Distribution Amount and the PO Formula Principal Amount.

     (b) On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth in
Section 5.02(a)(ii)(y) and (z), the portion of Available Funds available to be distributed as principal of the Senior
Certificates (other than the Class P Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

     (c) On each Distribution Date, the amount referred to in clause (i) of the definition of Class Optimum Interest Distribution Amount for each Class of Certificates for such Distribution Date shall be reduced by (i) the related Class' pro rata share of Net Prepayment Interest Shortfalls based on such Class' Class Optimum Interest Distribution Amount for such Distribution Date without taking into account such Net Prepayment Interest Shortfalls and
(ii) the related Class' Allocable Share of (A) after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan that became a Special Hazard Mortgage Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan that became subject to a Bankruptcy Loss during the calendar month preceding the month of such Distribution Date, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date and (D) after the Fraud Coverage Termination Date, with respect to each Mortgage Loan that became a Fraud Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

     (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date the sum of the related Class Subordination Percentages of such Class and of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class (the "Applicable Credit Support Percentage") is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments will be made to any such Classes (the "Restricted Classes") and the amount of such Principal Prepayments and the principal portion of any Liquidation Proceeds otherwise distributable to the Restricted Classes shall be distributed to any Classes of Subordinate Certificates having lower numerical Class designations than such Class, pro rata, based on their respective Class Certificate Balances immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 5.02(a)(iv).

     (e) On each Distribution Date, Available Funds shall be applied to distributions on the Subsidiary REMIC Regular Interests, in each case in an amount sufficient to make the distributions on the respective Corresponding Classes of Certificates on such Distribution Date in accordance with the provisions of Section 5.02(a).

     Section 5.03.  Allocation of Losses.  (a)  On or prior to each
                    --------------------
Determination Date, the Master Servicer shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date and shall notify the Trustee in writing on or before the related Determination Date of such Realized Losses.

          Realized Losses with respect to any Distribution Date shall be allocated as follows:

            (i) the applicable PO Percentage of any Realized Loss, including any Excess Loss, shall be allocated to the Class P Certificates until the Class Certificate Balance thereof is reduced to zero; and

           (ii) (1) the applicable Non-PO Percentage of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Notional Amount Certificates and the Class P Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date until the Class Certificate Balances thereof have been reduced to zero; and

          (2) the applicable Non-PO Percentage of any Excess Losses shall be allocated to the Senior Certificates (other than the Notional Amount
     Certificates  and  the   Class  P  Certificates)  and   the Subordinate
     Certificates then outstanding, pro rata, on the basis of their respective Class Certificate Balances.

     (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date (i) by the amount of any payments on the Class P Certificates in respect of Class P Deferred Amounts pursuant to Section 5.02(a)(iii) and (ii) by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses and Class P Deferred Amounts on such
Distribution Date) exceeds the Pool Stated Principal Balance for the following Distribution Date.

     (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances.

     (d) Any allocation of Realized Losses to a Certificate or any reduction in the Certificate Balance of a Certificate, pursuant to Section 5.03(b) above shall be accomplished by reducing the Certificate Balance thereof immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance."

     Section 5.04.  Statements to Certificateholders.  (a)  Prior to the
                    --------------------------------
Distribution Date in each month, based upon the information provided to the Trustee on the Master Servicer's Certificate delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to the following Distribution Date:

            (i)  the  amount  thereof   allocable  to  principal,  separately
     identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

           (ii) the amount thereof allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

          (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

           (iv)  the  Class Certificate Balance of each Class of Certificates
     after   giving  effect  to   the  distribution  of   principal  on  such
     Distribution Date;

            (v)  the  Pool   Stated  Principal  Balance   for  the  following
     Distribution Date;

           (vi) the Senior Percentage, Class A-8 Percentage and Subordinate Percentage for the following Distribution Date;

          (vii) the amount of the Master Servicing Fees paid to or retained by the Master Servicer with respect to such Distribution Date;

         (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

           (ix) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

             (x)  the number and aggregate principal amounts of Mortgage Loans
     (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

           (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

          (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

         (xiii) the Senior Prepayment Percentage, Class A-8 Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

          (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month and any Class P Deferred Amounts for such Distribution Date; and

           (xv) the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, in each case as of the related Determination Date.

     (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Master Servicer's Certificate, shall prepare and mail to each Holder of a Certificate, each Rating Agency and the Master Servicer a statement setting forth the information set forth in
Section 5.04(a).

     In the case of information furnished pursuant to subclauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount or Notional Amount, as the case may be, per Certificate with a $1,000 denomination.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer shall forward to the Trustee for mailing to each Person who at any time during the calendar year was the Holder of a Certificate, Certificate a statement containing the information set forth in subclauses
(i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code as from time to time in force.

     The Master Servicer shall provide on an aggregate basis with respect to each Class of Certificates to enable the Trustee to deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Master Servicer shall prepare and provide to the Trustee, and the Trustee shall forward to Certificateholders in the form so provided (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) as directed by the Master Servicer, such other reasonable information as the Master Servicer deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holders of the Certificates by the Master Servicer), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Master Servicer in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in
                                                 --------  -------
setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Master Servicer periodically to appraise the fair market values of the assets of the Trust Fund or to indemnify the Trust Fund or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Master Servicer's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Pro-visions) made from time to time.

     Section 5.05.  Tax Returns and Reports to Certificateholders.  (a)  For
                    ---------------------------------------------
federal income tax purposes, the Master and Subsidiary REMICs shall each have a calendar year taxable year and shall maintain their books on the accrual method of accounting.

     (b) The Master Servicer shall prepare or cause to be prepared and shall deliver to the Trustee for signature, and the Master Servicer shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code or state or local tax laws, regula-tions, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within thirty (30) days of the Closing Date, the Master Servicer shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code or state or local tax laws, regulations, or rules.

     (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 1997, REMIC status shall be elected for such taxable year and all succeeding taxable years.

     (d) The Master Servicer will maintain or cause to be maintained such records relating to each REMIC, including but not limited to the income, expenses, assets and liabilities of the Trust Fund, and the fair market value and adjusted basis of the Trust Fund property and assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

     Section 5.06.  Tax Matters Person.  The Tax Matters Person shall have
                    ------------------
the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code.

     Section 5.07.  Rights of the Tax Matters Person in Respect of the
                    --------------------------------------------------
Trustee.  The Trustee shall afford the Tax Matters Person, upon reasonable
-------
notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent statement of condition publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

     Section 5.08.  REMIC Related Covenants.  For as long as the Trust Fund
                    -----------------------
shall exist, the Trustee shall act in accordance herewith to assure continuing treatment of the Master REMIC and the Subsidiary REMICs as REMICs and avoid the imposition of tax on such REMICs. In particular:

          (a) The Trustee shall not create, or permit the creation of, any "interests" in each REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Trust Fund, the Regular Certificates, the Subsidiary REMIC Interests and the Residual Certifi-cates, respectively.

          (b) Except as otherwise provided in the Code, the Sponsor and the Master Servicer shall not grant and the Trustee shall not accept property unless (i) substantially all of the property held in either REMIC constitutes either "qualified mortgages" or "permitted invest-ments" as defined in Code Sections 860G(a)(3) and (5), respectively, and
     (ii) no property shall be contributed to either REMIC after the start-up day unless such grant would not subject the Trust Fund to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

          (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and the Trustee shall not knowingly accept, and the Master Servicer shall not knowingly accept, on behalf of the Trust Fund any income from assets other than those permitted to be held by a REMIC.

          (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.03 or 2.08), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

          (e) The Master Servicer shall maintain books with respect to the Trust Fund on a calendar year taxable year and on an accrual basis.

     Neither  the  Master  Servicer  nor   the  Trustee  shall  engage  in  a
"prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Master Servicer and the Sponsor, the Trustee may engage in the activities otherwise prohibited by the fore-going clauses (b), (c) and (d), provided that the Master Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the Master REMIC or Subsidiary REMIC and will not disqualify either the Master REMIC or Subsidiary REMIC from treatment as a REMIC; and provided, that the Master Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

     Section 5.09.  Determination of Pass-Through Rates for LIBOR
                    ---------------------------------------------
Certificates.  On each LIBOR Determination Date so long as the LIBOR
------------
Certificates are outstanding, the Trustee shall determine LIBOR and the Pass-Through Rates for the Class F and Class S Certificates based on quotations provided by the Reference Banks. LIBOR for the next Interest Accrual Period will be established by the Trustee on each LIBOR Determination Date as follows:

          (a) On any LIBOR Determination Date, the Trustee will determine LIBOR based on LIBOR quotations provided by each of the Reference Banks as of approximately 11:00 a.m. (London Time) on such LIBOR Determination Date, as such quotations appear on the Telerate Page 3750 (as defined in the International Swap Dealers Association Inc. Code of 1987 Interest Rate and Currency Exchange Definitions).

          (b) If on any LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

          (c) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous LIBOR Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.

          (d) If on any LIBOR Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR as determined on the preceding LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

     Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in
Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Sponsor and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control. The initial Reference Banks shall be Barclay's, Citibank, Norwest and Abbey.

     The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each LIBOR Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

     In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Telerate Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 5.09.

     The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.


                                  ARTICLE VI

                               The Certificates


     Section 6.01.  The Certificates.  The Classes of Senior Certificates and
                    ----------------
the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A, B, D and E (reverse of all Certificates) and shall, on original issue, be executed by the Sponsor and shall be countersigned and delivered by the Trustee to or upon the order of the Sponsor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates (other than the Class F, Class P, Class S, Class X, Class R-I and Class R-II Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $10,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class P, Class F, Class S and Class X Certificates shall be available to investors in fully registered form in interests representing minimum dollar Certificate Balances or Notional Amounts, as the case may be, of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance).

     The Residual Certificates shall be in fully registered form in minimum denominations of $99 (except one Residual Certificate of each Class may be available in a different denomination).

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

     Section 6.02.  Registration of Transfer and Exchange of Certificates.
                    -----------------------------------------------------
The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate
Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and
of transfers and exchanges of  Certificates as herein provided.   The Trustee
shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

      At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be
exchanged  at any such  office or agency.   Whenever any  Certificates are so
surrendered for exchange the Sponsor shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certif-
icateholder making  the exchange is  entitled to receive.   Every Certificate
presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Trustee or the Sponsor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Sponsor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Sponsor and (ii) the Trustee shall require the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J) acceptable to and in form and substance reasonably satisfactory to the Sponsor and the Trustee certifying to the Sponsor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Sponsor; provided that
                                                              --------
the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Sponsor, the Seller, their affiliates or both. The Sponsor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Sponsor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

      All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository
Participant  or brokerage  firm representing  such Certificate  Owner.   Each
Depository  Participant  shall  only   transfer  Book-Entry  Certificates  of
Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     If (x) (i) the Depository or the Sponsor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Sponsor is unable to locate a qualified successor, (y) the Sponsor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default,
Certificate  Owners  representing  at  least  51%  of  the  aggregate   Class
Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Sponsor nor the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Master Servicer (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit J), to the effect that such transferee is not an employee benefit plan subject to
Section 406 of ERISA, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such ERISA-Restricted Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such ERISA-Restricted Certificates are covered under Section III of PTCE 95-60, or (iii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, and
Section  4975  of  the  Code  (or comparable  provisions  of  any  subsequent
enactments),  or  a  trustee   of  any  such  plan,  an  Opinion  of  Counsel
satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which opinion of counsel shall not be an expense of the Trustee or the Master Servicer. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a
Private   Certificate  or   a  Residual   Certificate,  in   the  event   the
representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of the ERISA-
Restricted  Certificates.    Notwithstanding anything  else  to  the contrary
herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 6.01 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

     Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Sponsor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided
                                                     --- ----
     interest.

        (iii) No Ownership Interest in a Residual Certificate may be transferred without the express written consent of the Trustee. In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall as a condition to such consent, require delivery to it, in form and substance satisfactory to it, of each of the following:

               A. an affidavit in the form of Exhibit I hereto from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

               B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificates.

         (iv) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
     6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
     Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was not registered upon the express written consent of the Trustee. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

          (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Underwriter to arrange for the sale of such Residual Certif-icate. The proceeds of such sale, net of commissions (which may include commissions payable to the Trustee or its affiliates), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Residual Certificate may be liable for any amount due under this
     Section 6.02 or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee, and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

         (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Master Servicer will provide to the Internal Revenue Service, and to the persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of Section 6.02 shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section 6.02 will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust Fund to fail to qualify as a REMIC.

     No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum suf-ficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All   Certificates  surrendered  for  transfer  and  exchange  shall  be destroyed by the Certificate Registrar.

     Section 6.03.  Mutilated, Destroyed, Lost or Stolen Certificates.  If
                    -------------------------------------------------
(i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee, the Sponsor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.04.  Persons Deemed Owners.  Prior to due presentation of a
                    ---------------------
Certificate for registration of transfer, the Sponsor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Sponsor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Per-son in whose name any Certificate is registered as the owner of such Certifi-cate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and neither the Sponsor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                 ARTICLE VII

                     The Sponsor and the Master Servicer


     Section 7.01.  Respective Liabilities of the Sponsor and the Master
                    ----------------------------------------------------
Servicer.  The Sponsor and the Master Servicer shall each be liable in
--------
accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Sponsor and the Master Servicer herein. By way of illustration and not limitation, the Sponsor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 7.02.  Merger or Consolidation of the Sponsor or the Master
                    ----------------------------------------------------
Servicer.  The Sponsor and the Master Servicer will each keep in full effect
--------
its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     Any Person into which the Sponsor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Sponsor or the Master Servicer shall be a party, or any Person succeeding to the business of the Sponsor or the Master Servicer, shall be the successor of the Sponsor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or
                              --------  -------
surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

     Section 7.03.  Limitation on Liability of the Sponsor, the Master
                    --------------------------------------------------
Servicer and Others.  Neither the Sponsor, the Master Servicer nor any of the
-------------------
directors, officers, employees or agents of the Sponsor or of the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the
           --------  -------
Sponsor, the Master Servicer or any such person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Sponsor, the Master Servicer and any director, officer, employee or agent of the Sponsor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Sponsor, the Master Servicer and any director, officer, employee or agent of the Sponsor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Sponsor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Sponsor or the
                                --------  -------
Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Sponsor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Collection Account as provided by Section 3.11.

     Section 7.04.  Sponsor and Master Servicer Not to Resign.  Subject to
                    -----------------------------------------
the provisions of Section 7.02, neither the Sponsor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Sponsor or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                 ARTICLE VIII

                                   Default


     Section 8.01.  Events of Default.  If any one of the following events
                    -----------------
("Events of Default") shall occur and be continuing:

          (i) Any failure by the Master Servicer to deposit amounts in the Collection Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agree-ment (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five (5) days; or

         (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Sponsor, or to the Master Servicer, the Sponsor and the Trustee by the Holders of Certificates evidencing, Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

        (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master Servicer, or for the winding up or liquidation of the Master Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (iv) The consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (v) the failure of the Master Servicer to remit the Advance required to be remitted pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date.

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Master Servicer, either the Trustee or the Sponsor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall by notice then given in writing to the Master Servicer (and to the Trustee if given by the Sponsor and to the Sponsor if given by the Trustee), terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. If an Event of Default described in clause
(v) hereof shall occur, the Trustee shall, by notice to the Master Servicer, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and shall, as successor Master Servicer, make the Advance which the Master Servicer failed to make. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the
Mortgage Loans to it. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master Servicer in the Collection Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agency. Notwithstanding the termination of the Master Servicer pursuant hereto, the Master Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

     Section 8.02.  Remedies of Trustee.  During the continuance of any Event
                    -------------------
of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce its rights
and  remedies,   of  the   Certificateholders  (including   the  institution
and prosecution of  all judicial,  administrative and other  proceedings and
the filing of  proofs of  claim and  debt in  connection therewith).   Except
as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

     Section 8.03.  Directions by Certificateholders and Duties of Trustee
                    ------------------------------------------------------
During Event of Default.  During the continuance of any Event of Default,
-----------------------
Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no
                --------  -------
obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Master Servicer or any successor servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of
                        -------- -------
Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

     Section 8.04.  Action upon Certain Failures of the Master Servicer and
                    -------------------------------------------------------
upon Event of Default.  In the event that the Trustee shall have knowledge
---------------------
of any failure of the Master Servicer specified in Section 8.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholder's best interest, give notice thereof to the Master Servicer. In the event that the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

     Section 8.05.  Trustee to Act; Appointment of Successor.  (a)  On and
                     ----------------------------------------
after the time  the Master Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master
Servicer by the terms and provisions  hereof.   Notwithstanding anything
provided herein to the contrary, under no circumstances shall any provision of this Agreement, be construed to require the Trustee, acting in its capacity as successor to the Master Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. As compensation therefor, the Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to  act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that any such institution appointed
                    --------  -------
as successor Master Servicer shall not as evidenced in writing by the Rating Agency adversely affect the then current rating of any Class of Certificates
immediately  prior  to the  termination  of  the  Master Servicer.    Pending
appointment of a successor to the Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such
capacity as  hereinabove provided.   In connection with such  appointment and
assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess
             --------  -------
of  that permitted  the Master  Servicer  hereunder.   The  Trustee and  such
successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (b) Any successor, including the Trustee, to the Master Servicer as servicer shall during the term of its service as servicer maintain in force
(i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.03.

     Section 8.06.  Notification to Certificateholders.  Upon any termination
                    ----------------------------------
or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                  ARTICLE IX

                                 The Trustee


     Section 9.01.  Duties of Trustee.  (a)  The Trustee, except during the
                    -----------------
continuance of a default by (i) the Seller or (ii) the occurrence of one or more of the events specified in Section 8.01, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case of default or the occurrence of any such event as specified above, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee
                                        --------  -------
shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Master Servicer or the Sponsor to the Trustee pursuant to this Agreement.

     (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own gross negligent action, its own gross negligent failure to act or its own willful misconduct; provided, however,
                                                        --------  -------
that:

          (i) This paragraph shall not be construed to limit the effect of paragraph (a) of this Section 9.01;

         (ii) The Trustee and co-trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03 hereof;

        (iii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any matter, including without limitation those matters described in Section 8.01(ii) through (v) unless a Responsible Officer assigned to and working in the Trustee's corporate trust division has actual knowledge thereof or unless written notice of any event is received at the Corporate Trust Office, and such notice references the Certificates and this Agreement;

         (iv) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

         (v) Prior to the occurrence of an event of default as described in the first paragraph of this Section 9.01 and after the curing of all such events of default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement.

          Section 9.02.  Certain Matters Affecting the Trustee.  Except as
                         -------------------------------------
otherwise provided in Section 9.01:

          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditor or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

        (iii) The Trustee and any co-trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (iv) Unless an event specified in Section 8.01 shall have occurred and be continuing and, in each case is known to a Responsible Officer of the Trustee, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 50% of the Percentage Interests of each Class of Certificates; provided, however,
                                                         --------  -------
     that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding; and

          (v) The Trustee and any co-trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee and any co-trustee shall not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed with due care by it here-under.

     Section 9.03.  Trustee Not Liable for Certificates.  The recitals
                    -----------------------------------
contained herein (other than those relating to the due organization, power and authority of the Trustee) and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Sponsor or Master Servicer, as applicable, and the Trustee assumes no responsibility for their corrections. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Sponsor of funds paid to the Sponsor in consideration of the assignment of the Mortgage Loans hereunder by the Sponsor, or for the use or application of any funds paid to Servicers or the Master Servicer in respect of the Mortgage Loans or deposited into the Collection Account, or any other account hereunder (other than the Distribution Account) by the Master Servicer.

     Section 9.04.  Trustee May Own Certificates.  The Trustee in its
                    ----------------------------
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Master Servicer, any Servicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

      Section 9.05.  Eligibility Requirements for Trustee.  The  Trustee
                    ------------------------------------
hereunder shall at all times be (i) an institution the deposits of which are fully insured by the FDIC and (ii) a corporation or national banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers,
having  a  combined capital  and surplus  of  not  less  than   $30,000,000  and
subject  to  supervision  or examination by  Federal or State authority  and,
(iii) with respect  to every successor trustee hereunder either an institution
(a) the long-term unsecured debt obligations of which are rated at least "A1"
by Moody's and "A" by Fitch or (b) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of
Certificates.   The Trustee shall not be an  affiliate of the  Sponsor or the
Master Servicer. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section
9.06.

     Section 9.06.  Resignation and Removal of Trustee.  The Trustee may at
                    ----------------------------------
any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Master Servicer shall use its best efforts to promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor. The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Master Servicer and the Trustee; the Master Servicer shall thereupon use its best efforts to appoint a successor trustee in accordance with this Section.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.07.

     Section 9.07.  Successor Trustee.  Any successor trustee appointed as
                    -----------------
provided in Section 9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor trustee shall duly assign, transfer, deliver and pay over to the successor trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be reasonably requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.

     No  successor  trustee  shall  accept appointment  as  provided  in this
Section 9.07 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 9.05.

     Upon acceptance of appointment by a successor trustee as provided in this Section 9.07, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Master Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

     Section 9.08.  Merger or Consolidation of Trustee.  Any corporation or
                    ----------------------------------
national banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 9.09.  Appointment of Co-Trustee or Separate Trustee.
                    ---------------------------------------------
Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Master
Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 10 days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.05 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to he Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and
co-trustees, as effectively  as if given to  each of them.   Every instrument
appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 9.10.  Authenticating Agents.  The Trustee may appoint one or
                    ---------------------
more  authenticating  agents   ("Authenticating  Agents")   which  shall   be
authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or national banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

     Any corporation or national banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or national banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authen-ticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this
Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

     Section 9.11.  Trustee's Fees and Expenses.  The Trustee, as
                    ---------------------------
compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Sponsor and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder, (ii) resulting from any tax or information return which was prepared by, or should have been prepared by, the Master Servicer and (iii) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Sponsor covenants and agrees, except as otherwise agreed upon in writing by the Sponsor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates). Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as
Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses. Section 9.12. Tax Returns. The Master Servicer will prepare any
                    -----------
federal, state and local income tax or information returns of the Pool, the Master REMIC and the Subsidiary REMIC and shall furnish such documents to the Trustee and the Trustee shall file or cause to be filed such returns.

     Section 9.13.  Paying Agents.  The Trustee may appoint one or more
                    -------------
Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Collection Account, and distributions to Certificateholders as provided in Section 3.08 and Section 5.02. Wherever reference is made in this Agreement to the withdrawal from the Collection Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Collection Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer; provided that the
                                                       --------
Paying Agent has returned to the Collection Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Collection Account. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this
Section 9.13, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.


                                  ARTICLE X

                                 Termination


     Section 10.01.  Termination upon Purchase by the Sponsor or Liquidation
                     -------------------------------------------------------
of All Mortgage Loans.  Subject to Section 10.02, the respective obligations
---------------------
and responsibilities of the Sponsor, the Master Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date, the obligations of the Master Servicer to send certain notices as hereinafter set forth and pursuant to Sections 9.11 and 9.12 hereof and the obligation of the Master Servicer pursuant to Section 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Sponsor of all Mortgage Loans and all REO Property remaining in the Trust Fund at a price equal to the sum of (A) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (B) below) and (B) the fair market value of such REO Property (as determined by the Sponsor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Interest Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all REO Property; provided,
                                                                    --------
however, that in no event shall the trust created hereby continue beyond the
-------
earlier of (a) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United

States to the Court of St. James, living on the date hereof and (b) May 1, 2028.

     The right of  the Sponsor to repurchase  all Mortgage Loans pursuant  to
(a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than five percent (5%) of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the purchaser the Mortgage Files pertaining to the Mortgage Loans being purchased.

     Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Sponsor (if exercising its right to purchase the assets of the Trust Fund) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and sur-
render of Certificates at the office or agency of the Trustee therein desig-nated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the
office or  agency  of the  Trustee  therein specified.    If the  Sponsor  is
obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such
notice is given to Certificateholders.   In the event such notice is given by
the Sponsor, the Sponsor shall deposit in the Collection Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Collection Account on the Final Distribution Date equal to the purchase price for the assets of the Pool computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

     Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest bearing Certificate and (b) the Class P Deferred Amount with respect to the Class P Certificates and (ii) as to the Class R-I Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

     In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Collection Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Sponsor (if it exercised its right to purchase the assets of the Trust Fund) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

      Section 10.02.  Additional Termination Requirements.  (a)  In the event
                     -----------------------------------
the Sponsor exercises its purchase option as provided in Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (A) Within 90 days prior to the Final Distribution Date set forth in the notice given by the Sponsor under Section 10.01, the Holders of 100% of the aggregate Percentage Interests evidenced by the Residual Certificates shall adopt a plan of complete liquidation of the Trust Fund; and

          (B) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Sponsor for cash.

     (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to adopt such a plan of complete liquidation upon the written request of the Sponsor and to take such other action in connection therewith as may be reasonably requested by the Sponsor.


                                  ARTICLE XI

                           Miscellaneous Provisions


    Section  11.01.  Amendment.  This Agreement may be amended from time to
                     ---------
time by the Sponsor, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein or therein, as the case may be,
(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Master REMIC and the Subsidiary REMIC as REMICs or (iv) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that
                                                    --------  -------
(x) as evidenced by an Opinion of Counsel in each case such action shall not, adversely affect in any material respect the interests of any Certificate-holder, (y) in each case, such action is necessary or desirable to maintain the qualification of the Master REMIC and the Subsidiary REMIC as REMICs or shall not adversely affect such qualification and (z) if the opinion called for in clause (x) cannot be delivered with regard to an amendment pursuant to clause (iii) above, such amendment is necessary to maintain the qualification of the Master REMIC and the Subsidiary REMIC as REMICs; and provided,
                                                                    --------
further, that the amendment shall not be deemed to adversely affect
-------
in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from the Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

     This Agreement may also be amended from time to time by the Sponsor, the Master Servicer and the Trustee, with the consent of the Holders of Certifi-cates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (a) reduce in
              --------  -------
any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

     Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Master REMIC and the Subsidiary REMIC as REMICs and notice of the conclusion expressed in such Opinion of
Counsel shall  be included with  any such solicitation.   An amendment made
with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Master REMIC and the Subsidiary REMIC as REMICs.

     Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to the Rating Agency.

     It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Section 11.02.  Recordation of Agreement.  This Agreement is subject to
                     ------------------------
recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropri-ate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03.  Limitation on Rights of Certificateholders.  The death
                     ------------------------------------------
or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such  Holder previously shall have  given to the
Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of
Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no  one or  more Holders  of Certificates  shall have  any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of  the  Holders of  any  other  of  the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for
the equal, ratable  and common benefit of  all  Certificateholders.   For  the
protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04.  Governing Law.  This Agreement shall be construed in
                     -------------
accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 11.05.  Notices.  All demands, notices and communications
                     -------
required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the
                                 --------  -------
Trustee shall be deemed effective upon receipt) to (a) in the case of the Sponsor, Tryon Mortgage Funding, Inc., NationsBanc Corporate Center, 11th Floor, 100 North Tryon Street, Charlotte, North Carolina 28255, Attention:
Corporate Secretary, (b) in the case of the Master Servicer, NationsBanc Mortgage Corporation, 101 East Main Street, Suite 400, Louisville, Kentucky
40202, Attention:  Servicing  Manager,  with  a  copy   to:    NationsBanc
Mortgage Corporation, 101 South Tryon Street, NC1-002-39-13) Charlotte, North Carolina 28255, Attention: Paul W. Kucinski, Esq. (c) in the case of the Trustee, PNC Bank, National Association, at the Corporate Trust Office,
Attention: Constantine Hromych, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party, (d) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attn: Residential Pass-Through Monitoring, and (e) in the case of Fitch, Fitch Investors Service, L.P., One State Street Plaza,
New York, New  York 10004, Attn:   Residential Mortgage Surveillance Group.
Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as
shown in the  Certificate Register.   Any  notice so mailed  within the  time
prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06.  Severability of Provisions.  If any one or more of the
                     --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.07.  Certificates Nonassessable and Fully Paid.  It is the
                     -----------------------------------------
intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

     Section 11.08.  Access to List of Certificateholders.  The Certificate
                     -------------------------------------
Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

     If   three  or  more  Certificateholders  (hereinafter  referred  to  as
"applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the
Trustee.   If such a list  is as of a date  more than  90 days  prior to  the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     IN WITNESS WHEREOF, the Sponsor, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                              TRYON MORTGAGE FUNDING, INC.,
                                as Sponsor


                             By
                                --------------------------------
                                Title:  Senior Vice President


                              NATIONSBANC MORTGAGE CORPORATION,
                                as Master Servicer


                              By
                                 --------------------------------
                                  Title:

                              PNC BANK, NATIONAL ASSOCIATION,
                                as Trustee


                             By
                                 --------------------------------
                                 Title:



State of New York   )
                    ) ss.:
County of New York  )

         On the 27th day of March 1997, before me, a notary public in and for the State of New York, personally appeared _____________________________, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Tryon Mortgage Funding, Inc., a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.


                              ----------------------------------
                                        Notary Public

(Notarial Seal)





State of North Carolina  )
                         ) ss.:
County of Mecklenberg    )

         On the 27th day of March, 1997, before me, a notary public in and for the State of New York, personally appeared _________________________, known to me who, being by me duly sworn, did depose and say that he is an Authorized Signatory of NationsBanc Mortgage Corporation, a Texas corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.

                              ----------------------------------
                                        Notary Public

(Notarial  Seal)State of



New York            )
                    ) ss.:
County of New York  )

          On the 27th day of March, 1997, before me, a notary public in and for the State of New York, personally appeared _________________________, known to me who, being by me duly sworn, did depose and say that he is a Vice President of PNC Bank, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said national banking association.
                              --------------------------------------------
                                        Notary Public

(Notarial Seal)